Exhibit 10.2

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

INTREXON ENERGY PARTNERS, LLC

Dated as of March 26, 2014

THE INTERESTS IN INTREXON ENERGY PARTNERS, LLC (THE “INTERESTS”) ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS SET FORTH IN ARTICLE 8 OF THIS AGREEMENT. THE INTERESTS HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS OR UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THE INTERESTS, NOR ANY PART THEREOF, MAY BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF ARTICLE 8 OF THIS AGREEMENT AND PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER SUCH SECURITIES LAWS OR THAT IS OTHERWISE IN COMPLIANCE WITH SUCH SECURITIES LAWS.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

i

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ii

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 9.6	Distributions in Liquidation	53
Section 9.7	Distributions In Kind	53
Section 9.8	Date of Termination	54

ARTICLE 10 AMENDMENT OF AGREEMENT; MEETINGS		54
Section 10.1	Amendments	54
Section 10.2	Meetings of Members	55

ARTICLE 11 GENERAL PROVISIONS		56
Section 11.1	Further Assurances	56
Section 11.2	Notices	57
Section 11.3	Certification of Non-Foreign Status	57
Section 11.4	Headings and Captions	57
Section 11.5	Counterparts	57
Section 11.6	Arbitration	57
Section 11.7	Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.	58
Section 11.8	Partition	59
Section 11.9	Invalidity	59
Section 11.10	Successors and Assigns	59
Section 11.11	Entire Agreement	59
Section 11.12	Additional or Substituted Members	59
Section 11.13	No Third Party Beneficiaries	59
Section 11.14	Maintenance as a Separate Entity	60
Section 11.15	Construction of Agreement	60
Section 11.16	Confidentiality	60
Section 11.17	Additional Default Remedies	60

ARTICLE 12 POWER OF ATTORNEY		61
Section 12.1	Company as Attorney-In-Fact	61
Section 12.2	Nature as Special Power	61

SCHEDULE 1		1

EXHIBIT A		1
EXHIBIT B		1

iii

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

INTREXON ENERGY PARTNERS, LLC

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of Intrexon Energy Partners, LLC (the “Company”) is made and entered into on March 26, 2014 (the “Effective Date”), by and among each Person whose name is set forth on Schedule 1 attached hereto and incorporated by reference in this Agreement and each Person subsequently admitted as a member of the Company (in such capacity, individually, a “Member” and, collectively, the “Members”).

RECITALS

WHEREAS, on December 11, 2013, a Certificate of Formation for the Company (the “Certificate of Formation”) was filed with the Secretary of State of the State of Delaware in accordance with the provisions of the Delaware Limited Liability Company Act, 6 Del.C. § 18-101 through § 18-1109, as the same may be amended from time to time, and the provisions of succeeding law (the “Act).

WHEREAS, on December 11, 2013, immediately following the formation of the Company, Intrexon executed and delivered the Limited Liability Company Agreement of the Company, dated as of December 11, 2013 (the “Original Limited Liability Company Agreement”).

WHEREAS, each Investor (as defined in Section 1.1) has executed and delivered the Membership Interest Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), whereby each Investor contributed cash to the Company in exchange for equity interests in the Company, and simultaneously with the execution and delivery of this Agreement, which amends and restates the Original Limited Liability Company Agreement in its entirety, the closing of the transactions contemplated by the Purchase Agreement were consummated.

WHEREAS, the Members have agreed to provide certain cash, other assets or services, as the case may be, to the Company in exchange for equity interests in the Company simultaneously with the execution and delivery of this Agreement.

WHEREAS, the Company and the Members desire to enter into this Agreement to allocate among themselves certain economic and non-economic rights in respect of their interests.

NOW, THEREFORE, for and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree that the rights, duties and liabilities of the Members shall be as provided in the Act, except as otherwise provided in this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Act” shall have the meaning set forth in the Recitals to this Agreement.

“Additional Capital Contribution” means as to any Member (including an Additional Member, but excluding the Initial Capital Contribution made at the time any Person is first admitted as a Member to the Company), any amount of cash, other assets or services contributed or deemed to be contributed to the capital of the Company by such Member.

“Additional Units” means any Units and other equity securities or Derivative Securities having rights, preferences or priority as to distributions senior to or on parity with the Units, other than (a) equity issuable upon conversion of (i) any securities that are exercisable or exchangeable for, or convertible into, equity securities of the Company where such securities are issued or delivered to any lender to the Company or any of its subsidiaries or to any purchaser of any debt security issued by the Company or any of its subsidiaries, in each case in connection with the incurrence of, or any amendment or waiver in connection with, the indebtedness to such lender or represented by such debt security, as the case may be, or (ii) any Derivative Securities, convertible or exchangeable notes and other convertible, exchangeable or derivative debt instrument that are issued in compliance with this Agreement; (b) securities issued as a dividend or upon any split or other subdivision, recapitalization or combination of equity; (c) any equity securities or Derivative Securities issued to the Company or any of its subsidiaries; (d) any equity securities or Derivative Securities issued in connection with a Conveyance Triggering Event; or (e) any equity securities or Derivative Securities issued in connection with any Company employee or management incentive program.

“Adjusted Capital Account Balance” means, with respect to any Member, the balance in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(a) credit to such Capital Account any amounts that such Member is obligated to restore, because of a promissory note to the Company or otherwise, or is deemed to be obligated to restore pursuant to the penultimate sentence in each of Regulations Sections 1.704-2(g)(1)(ii) and 1.704-2(i)(5); and

(b) debit to such Capital Account the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4); 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6).

This definition of Adjusted Capital Account Balance is intended to comply with Section 1.704-1(b)(2) of the Regulations and shall be interpreted consistent with such Regulations.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Adjusted Capital Account Deficit” means a deficit in the Adjusted Capital Account Balance.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person; provided, however, that the Company and its subsidiaries shall not be deemed to be Affiliates of a Manager or any of its Affiliates and a Manager and its Affiliates shall not be deemed to be Affiliates of the Company; provided, further, that the Company and its subsidiaries shall not be deemed to be Affiliates of Intrexon or NRM VII Holdings I, LLC, a Delaware limited liability company, and its Affiliates and none of Intrexon, NRM VII Holdings I, LLC or their respective Affiliates shall be deemed to be Affiliates of the Company. The term “control,” as used in the immediately preceding sentence, shall mean with respect to a corporation or limited liability company the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the controlled corporation or limited liability company, and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity or the actions of the individual, as the case may be.

“Agreement” means this Amended and Restated Limited Liability Company Agreement, as it may hereafter be amended or modified from time to time.

“Assignee” shall have the meaning given to such term in Section 8.11.1.

“Assumed Tax Rate” means, with respect to a Fiscal Year, the highest effective marginal combined federal, state and local income tax rate applicable to the Member having the highest combined income tax bracket, taking into account the character (e.g., long-term or short-term capital gain or ordinary or tax-exempt) of the applicable income.

“Bankruptcy” or “Bankrupt” means, with respect to any Person, that (a) such Person (i) makes a general assignment for the benefit of creditors; (ii) files a voluntary bankruptcy petition; (iii) becomes the subject of an order for relief or is declared insolvent in any federal or state bankruptcy or insolvency proceedings; (iv) files a petition or answer seeking for such Person a reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in a proceeding of the type described in subclauses (i) through (iv) of this clause (a); or (vi) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of such Person’s or of all or any substantial part of such Person’s properties; or (b) against such Person, a proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any law has been commenced and 120 days have expired without dismissal thereof or with respect to which, without such Person’s consent or acquiescence, a trustee, receiver, or liquidator of such Person or of all or any substantial part of such Person’s properties has been appointed and 120 days have expired without the appointment having been vacated or stayed, or 120 days have expired after the date of expiration of a stay, if the appointment has not previously been vacated.

“Bankruptcy Notice” shall have the meaning set forth in Section 8.6.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Board” means the board of Managers of the Company.

“Breaching Member” shall have the meaning set forth in Section 7.4.3.

“Business” means, with respect the Company and/or its subsidiaries, (a) researching and further developing technology used in the microbial conversion of natural gas to certain classes of liquid fuels and lubricants, as well as their components (e.g., isobutanol), (b) building and developing platform(s) for such bioconversion processes, (c) proving such platform(s), (d) commercializing such platform(s) and (e) further leveraging such platform(s) to add new biocatalysts for the production of other higher value compounds of interest.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Call Closing” shall have the meaning set forth in Section 8.7.4.

“Call Closing Date” shall have the meaning set forth in Section 8.7.4.

“Call Option Notice” shall have the meaning set forth in Section 8.7.1.

“Call Right” shall have the meaning set forth in Section 8.7.1.

“Call Unit” shall have the meaning set forth in Section 8.7.1.

“Capital Account” shall have the meaning set forth in Section 3.7.

“Capital Event” means (a) a sale of substantially all of the assets of the Company or any Affiliate of the Company, or (b) any other transaction that occurs outside of the ordinary course of business of the Company or any Affiliate of the Company.

“Capital Contribution” means, when used with respect to any Member, except as provided herein, the aggregate amount of capital contributed to the Company by such Member on a date or a series of related contribution dates, and shall be further designated with respect to each Interest as being an Initial Capital Contribution or Additional Capital Contribution. The amount of the Capital Contribution shall be the sum of money and the fair market value of any property or services, as determined by the Board as of the date contributed by the Member, net of any liabilities assumed by the Company or subject to the contributed property under Code Section 752 and the Regulations thereunder.

“Cash Flow” means for any period the Gross Receipts of the Company for such period less Company expenses for such period less any reserves for such period held in the discretion of the Board for other liabilities of the Company, or for taxes withheld pursuant to Section 4.8, less any amounts invested by the Company in tangible or intangible assets, plus any Company expenses that did not require the expenditure of cash during such period (such as depreciation or amortization).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Cash Flow from a Capital Event” means Cash Flow that, as determined by the Board, is (a) attributable to a Capital Event, and (b) not Cash Flow from Liquidation.

“Cash Flow from Liquidation” means Cash Flow that, as determined by the Board, is attributable to the liquidation of the Company under Article 9.

“Cash Flow from Operations” means Cash Flow that, as determined by the Board, is not (a) Cash Flow from a Capital Event, or (b) Cash Flow from Liquidation.

“Certificate of Formation” shall have the meaning set forth in the Recitals to this Agreement.

“Change of Control” means, with respect to Intrexon, such time as (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Intrexon and its subsidiaries, taken as a whole, to any “person” (within the meaning of Section 13(d) of the Exchange Act) (other than to Intrexon and its subsidiaries); (b) a “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than any existing stockholder of Intrexon as of the Effective Date, becomes the ultimate “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of the voting stock of Intrexon on a fully diluted basis, and such ownership represents a greater percentage of the total voting power of the voting stock of Intrexon, on a fully diluted basis, than is held by the existing stockholders of Intrexon on such date; (c) individuals who on the Effective Date constituted the board of directors of Intrexon (together with any new directors whose election by Intrexon’s board of directors or whose nomination by the board of directors for election by Intrexon’s stockholders was approved by a vote of at least a majority of the members of the board of directors then in office who were members of the board of directors as of the Effective Date) cease for any reason to constitute a majority of the members of the board of directors then in office; or (d) Intrexon consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, Intrexon, in any such event pursuant to a transaction in which any of the outstanding voting stock of Intrexon or such other Person is converted into or exchanged for cash, securities or other property where immediately after such transaction, a “person” or “group” (as defined above), other than any existing stockholder as of the Effective Date, becomes the ultimate beneficial owner (as defined above) of 50% or more of the voting power of the voting stock of the surviving or transferee Person.

“Claim” shall have the meaning set forth in Section 6.4.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding provision(s) of succeeding law.

“Company” shall have the meaning set forth in the first paragraph of this Agreement.

“Contribution Notice” shall have the meaning set forth in Section 3.2.2(b).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Conveyance Triggering Event” means (a) the agreement by the Board to cause the sale, conveyance, exchange or assignment by Members or Assignees, in one transaction or series of related transactions, of 50% or more of the Outstanding Units of the Company to Persons who, prior to such sale, did not own more than 50% of the Outstanding Units of the Company; or (b) a public offering, pursuant to a registration statement under the Securities Act of 1933, of any capital interests of the Company and/or an Affiliate of the Company.

“Culpable Act” means, with respect to any Person, such Person’s bad faith, fraud or willful misconduct in carrying out such Person’s obligations under this Agreement, or such Person’s receipt of a personal benefit in violation or breach of any provision of this Agreement which, in each case, results in a material adverse effect on the Company.

“Cure Period” shall have the meaning set forth in Section 3.2.2(d).

“Default Notice” shall have the meaning set forth in Section 3.2.2(d).

“Default Purchase Price” shall have the meaning set forth in Section 3.2.2(d).

“Defaulting Member” shall have the meaning set forth in Section 3.2.2(d).

“Delinquent Capital Contribution” shall have the meaning set forth in Section 3.2.2(d).

“Depreciation” means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

“Derivative Securities” means, with respect to a particular issuer, securities of such issuer that are exercisable or exchangeable for, or convertible into, equity securities of such issuer, excluding (a) any securities which are exercisable or exchangeable for, or convertible into, equity securities of such issuer where such securities are issued or delivered to any lender to the issuer or any of its Affiliates or to any purchaser of any debt security issued by the issuer or any of its Affiliates, in each case in connection with the incurrence of, or any amendment or waiver in connection with, the indebtedness to such lender or represented by such debt security, as the case may be, and (b) convertible or exchangeable notes and other convertible, exchangeable or derivative debt instruments.

“Disabled” or “Disability” means that an individual is unable to perform substantially all of his duties as a manager, employee or consultant of the Company or any of its subsidiaries, as the case may be, due to injury, illness, or disability (physical or mental) and the disability either (a) remains in effect for any 90 consecutive days or (b) remains in effect for any combination of 180 days (whether consecutive or not) out of any 360 day period.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Drag Along Purchaser” shall have the meaning set forth in Section 8.9.1.

“Drag Notice” shall have the meaning set forth in Section 8.9.2.

“Drag Percentage” shall have the meaning set forth in Section 8.9.1.

“ECC” means that certain Exclusive Channel Collaboration Agreement between Intrexon and the Company dated of even date herewith, as amended from time to time in accordance with its terms.

“Effective Date” shall have the meaning set forth in the first paragraph of this Agreement.

“Encumbrance” means any lien, order, security interest, contract, easement, covenant, community property interest, equitable interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, disposition, receipt of income, or exercise of any other attribute of ownership.

“Extended Rights Period” shall have the meaning set forth in Section 7.9.3.

“Fair Market Value” shall have the meaning set forth in Section 8.10.1.

“Final Determination” means (a) a determination (following all appeals) by a court of competent jurisdiction, (b) a determination made through binding arbitration or other final alternative dispute resolution process agreed to by the parties, or (c) a written admission of a Person specifically stating that such admission shall constitute a Final Determination against such Person for purposes of this Agreement.

“Financial Statements” means the Company’s balance sheet and statements of operations, cash flows and shareholders’ equity for the period indicated.

“Fiscal Year” means the 12 month period ending December 31 of each year; provided that the first Fiscal Year shall be the period beginning on the Effective Date and ending on December 31, 2014, and the last Fiscal Year shall be the period beginning on January 1 of the calendar year in which the final liquidation and termination of the Company is completed and ending on the date such final liquidation and termination is completed (to the extent any computation or other provision herein provides for an action to be taken on a Fiscal Year basis, an appropriate proration or other adjustment shall be made in respect of the first or final Fiscal Year to reflect that such period is less than a full calendar year period).

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Governmental Entity” means any domestic or foreign court, administrative or regulatory agency or commission, department or other governmental body, authority or instrumentality.

“Gross Asset Value” means, with respect to any asset, such asset’s adjusted basis for federal income tax purposes, except as follows:

(a) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as agreed to by the contributing Member and the Managers;

(b) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Managers, as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution or in exchange for services; (ii) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to Clause (i) and Clause (ii) of this sentence shall be made only if the Managers reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(c) the Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by the Managers; and

(d) The Gross Asset Values of Company assets shall be adjusted to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to Paragraph (a) or Paragraph (b) above, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Net Profits and Losses.

“Gross Receipts” means all revenues and receipts, calculated on a cash basis, from the conduct of the Business from all sources but excluding amounts contributed by the Members to the capital of the Company (other than such amounts paid by the Board to reimburse the Company for any operating expenses).

“Indemnified Party” shall have the meaning set forth in Section 6.4.2.

“Independent Accountant” shall have the meaning set forth In Section 5.6.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Initial Capital Contribution” means the amount of the Capital Contribution a Member is to make at the time of its admission to the Company, either as of the Effective Date or as of the date of their admission as an Additional Member.

“Interest” means the entire interest of a Member in the Company at any particular time, including the right of such Member to any and all benefits associated with such interest and the Capital Account to which a Member may be entitled as provided in this Agreement, together with the obligations of such Member to comply with all the terms and provisions of this Agreement.

“Intrexon” means Intrexon Corporation, a Virginia corporation and any successor or permitted assign.

“Intrexon Designees” shall have the meaning set forth in Section 6.1.2.

“Intrexon Units” means those Units of Interest in the Company issued to Intrexon and any of its assigns or successors in interest pursuant to Section 3.1 as of the Effective Date.

“Investor” means those Persons listed on Exhibit A attached hereto.

“Investor Designees” shall have the meaning set forth in Section 6.1.2.

“Investor Ownership Percentage” means, as of a particular time for an Investor and its Affiliates, the amount, expressed as a percentage, obtained by dividing (a) the aggregate number of Units owned by such Investor and each of its Affiliates at such time, by (b) the total number of Units owned by all of the Investors and their respective Affiliates at such time.

“Investor Pro Rata Basis” means, at any specified time for a specific Investor, that portion of the Interest that is available for purchase determined by taking such Investor’s Units held at such time, and dividing it by the total Units held by such Investor and all other Investors at such time.

“Investor Units” means, with respect to each Investor, those Units of Interest in the Company issued to such Investor and any of its assigns or successors in interest pursuant to Section 3.1 as of the Effective Date.

“Manager” means each Person appointed pursuant to Section 6.1 or any other Person that succeeds any of them as a Manager of the Company as provided herein.

“Members” shall have the meaning set forth in the first paragraph of this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Net Profit” or “Net Loss” means for each Fiscal Year or other relevant period, an amount equal to the Company’s taxable income or taxable loss for such Fiscal Year or period as determined under Section 703(a) of the Code, and Regulations Section 1.703-1, but with the following adjustments:

(a) Any tax-exempt income, as described in Section 705(a)(1)(B) of the Code, realized by the Company during such Fiscal Year shall be added to such taxable income or taxable loss;

(b) Any expenditures of the Company described in Section 705(a)(2)(B) of the Code for such Fiscal Year or treated as being so described in Regulations Section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in this subsection shall be subtracted from such taxable income or taxable loss;

(c) In the event the Gross Asset Value of any Company asset is adjusted in accordance with Paragraph (b) or Paragraph (c) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Profits or Losses;

(d) Gain or loss resulting from any disposition of any asset of the Company with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value;

(e) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of “Depreciation;” and

(f) Any item of income, gain, loss or deduction that is required to be allocated to a Member under Section 4.4 or Section 4.5 shall not be taken into account in computing such taxable income or taxable loss.

This definition is intended to comply with the Regulations and any and all other items which must be included in Net Profit or Net Loss in order for this Agreement to comply with said Regulations shall be included in such concept. Notwithstanding any other provision of this definition, any items of income, gain, deduction, loss or credit that are specially allocated shall not be taken into account in computing Net Profit or Net Loss. The intent of this definition is that no reference to Net Profit or Net Loss include such specially allocated items.

“Non-Defaulting Member” shall have the meaning set forth in Section 3.2.2(d).

“Notice Date” shall have the meaning set forth in Section 8.10.1.

“Officer” shall have the meaning set forth in Section 6.2.4(b).

“Outstanding Units” means, with respect to a specified date, the total number of issued and outstanding Units.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Ownership Percentage” means, as of a particular time for a Member and its Affiliates, the amount, expressed as a percentage, obtained by dividing (a) the aggregate number of Units owned by such Member and each of its Affiliates at such time, by (b) the total number of Units issued and outstanding at such time.

“Permitted Transfer” means, with respect to each Person bound by the terms of this Agreement, the Transfer of Interests to a Person that is an Affiliate of such Person; provided that in the event any such Affiliate ceases to be an Affiliate of the transferring Member due to such Member’s Transfer of its direct or indirect interest in such Affiliate, such transferring Member shall cause such Affiliate to transfer to such Member or another Affiliate of such Member all Interests owned by such Affiliate immediately prior to the time such Affiliate would cease to be an Affiliate of such Member, provided, further, that if such transfer of Interests does not occur prior to such disposition of such interest in such Affiliate, such disposition shall be deemed a Transfer that is subject to all of the restrictions as set forth in Article 8.

“Person” means any individual, partnership, corporation, firm, limited liability company, trust or other legal entity.

“Preemptive Rights Election Period” shall have the meaning set forth in Section 7.9.2.

“Preemptive Rights Notice” shall have the meaning set forth in Section 7.9.1.

“Prime Rate” means the per annum interest rate that is published (whether or not actually changed in each instance) from time to time (adjusted daily) by The Wall Street Journal, Eastern (United States) Edition, in the “Money Rates” section as the “Prime Rate.” In the event The Wall Street Journal discontinues the quotation of such rate or in the event the same ceases to be readily ascertainable, the Board shall designate as the Prime Rate another published equivalent rate of interest that is readily ascertainable and is appropriate, as the case may be. In the event that The Wall Street Journal shall publish the Prime Rate as being a range, rather than a single number, then the Prime Rate for the purposes of this Agreement shall be the simple average of the two rates that comprise the end-points of such range.

“Pro Rata Basis” means, at any specified time for a specific Member, that portion of the Interest that is available for purchase determined by taking such Member’s Units held at such time, and dividing it by the total Units held by such Member and all other Members at such time.

“Proceeding” shall have the meaning set forth in Section 6.4.2.

“Project Plan” shall have the meaning set forth in the ECC.

“Proposed Purchaser” shall have the meaning set forth in Section 8.8.1.

“Proposed Sale” shall have the meaning set forth in Section 8.8.1.

“Proposed Terms” shall have the meaning set forth in Section 11.6.

“Purchase Price” shall have the meaning set forth in Section 8.7.2.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Purchaser” shall have the meaning set forth in Section 8.10.1.

“Regulations” means the United States Department of Treasury Regulations (including temporary Regulations) promulgated under the Code, as such regulations may be amended, modified or supplemented from time to time.

“Released Party” shall have the meaning set forth in Section 6.4.1.

“Representative(s)” shall have the meaning set forth in Section 11.16.

“ROFR Notice” shall have the meaning set forth in Section 8.4.1.

“Sale Notice” shall have the meaning set forth in Section 8.8.1.

“Sale Request” shall have the meaning set forth in Section 8.8.1.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Sell” shall have the meaning set forth in Section 8.8.1.

“Seller” shall have the meaning set forth in Section 8.10.1.

“Selling Member(s)” shall have the meaning set forth in Section 8.7.1.

“Substituted Member” means any Person admitted to the Company as a Member pursuant to the provisions of Section 8.13.

“Super-Majority of Members” means Members holding more than 70% of the Interests at the time in question.

“Super-Majority of the Board” means more than 60% of the Managers on the Board at the time in question.

“Support Memorandum” shall have the meaning set forth in Section 11.6.

“Tax Liability Amount” means, with respect to a Member, for any given Fiscal Year, an amount equal to (a) the Assumed Tax Rate multiplied by (i) the taxable income and gain allocated to such Member for such Fiscal Year (as shown on the applicable Internal Revenue Service Form 1065 Schedule K-1 filed by the Company), excluding partner-level taxable income adjustments made under Code Section 743(b), minus (ii) the cumulative losses that have been allocated to such Member to the extent such losses have not previously reduced taxable income and gain pursuant to this provision, minus (b) the sum of (i) such Member’s pro rata share of any creditable foreign taxes imposed on and paid by the Company to a non-U.S. governmental authority, and (ii) the amount, if any, of taxes withheld by the Company pursuant to Section 4.8 with respect to such Member.

“Tax Matters Partner” shall have the meaning set forth in Section 5.5.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

“Transfer” means, with respect to a specified Interest, any transfer, sale, pledge, hypothecation, encumbrance, disposal or assignment of all or any portion of such Interest, whether voluntarily, by merger or consolidation or by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment, and whether effected during the Transferring Member’s existence.

“Transferor” shall have the meaning set forth in Section 8.8.1.

“Transferring Member” shall have the meaning set forth in Section 8.4.1.

“Units” means, with respect to any Member, the equal proportionate units into which the common Interests in the Company have been divided and assigned to such Member in accordance with Section 3.1.

“Unrecovered Capital” means with respect to a Member, the aggregate Capital Contributions of such Member minus distributions to such Member pursuant to Section 4.7.1.

Section 1.2 Terms Generally. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) all pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or entity may require;

(b) the terms defined in this Article (or elsewhere herein) include both the plural and the singular;

(c) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

(d) the reference in this Agreement to a Section, Exhibit or Article shall refer to a Section or Article of, or an Exhibit to, this Agreement unless otherwise clearly indicated to the contrary; and

(e) the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation.”

Section 1.3 Other Definitions. In addition to the terms defined in Section 1.1, other terms will have the definitions provided elsewhere in this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 2

FORMATION; OPERATING GUIDELINES

Section 2.1 Formation of Company. On December 11, 2013, the Company was formed as a Delaware limited liability company by the filing with and issuance of the Certificate of Formation by the Secretary of State of the State of Delaware in accordance with the provisions of the Act. The Members hereby agree to execute and file any required documents with the Delaware Secretary of State and shall do all other acts requisite for the constitution of the Company as a limited liability company pursuant to the Act or any other applicable law. The rights and obligations of the Members shall be governed by this Agreement and by the Act. If there is a conflict between the provisions of this Agreement and the Act, the provisions of the Act shall control (it being understood, however, that if the Act provides for a particular rule but allows the members of a limited liability company to provide to the contrary in their limited liability company agreement, and if the parties hereto have so provided hereunder, then such provisions shall not be deemed to constitute a conflict for purposes of the foregoing).

Section 2.2 Company Name. The Business shall be conducted under the name of “Intrexon Energy Partners, LLC” and under such name or such assumed names as the Board deems necessary or appropriate to comply with the requirements of any other jurisdiction in which the Company may be required to qualify. The Board is authorized to change the Company name at any time without the consent of the Members.

Section 2.3 Term. The term of the Company shall commence as of the date of formation and shall continue in full force and effect until the dissolution, winding up and termination of the Company in accordance with Article 9.

Section 2.4 Scope of Members’ Authority. Except as otherwise expressly and specifically provided in this Agreement, no Member solely by virtue of its status as a Member shall have any authority to bind, to act for, to sign for or to assume any obligation or responsibility on behalf of the Company.

Section 2.5 Registered Office and Agent. The Company’s registered agent in Delaware is The Corporation Trust Company, having an address of Corporation Trust Center, 1209 Orange St., Wilmington, Delaware 19801. The Company may change its registered agent to such person as may at any time or from time to time be determined by the Board.

Section 2.6 Principal Office. The principal office of the Company shall be 20374 Seneca Meadow Parkway, Germantown, Maryland 20876 or such other location as the Board may select. The Company may change its place of business to such location as may at any time or from time to time be determined by the Board. The mailing address of the Company shall be 20374 Seneca Meadow Parkway, Germantown, Maryland 20876, or such other address as may be selected from time to time by the Board. The Board may change the Company’s mailing address to such location at any time.

Section 2.7 Purpose. The purpose and character of the business of the Company is to transact any or all lawful business for which limited liability companies may be formed under the Act.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 3

CAPITAL CONTRIBUTIONS

Section 3.1 Authorization and Issuance of Interests. The Company shall be authorized to issue Units representing the Interests to the Members who are parties to this Agreement as of the Effective Date, and to all other Persons thereafter who become Members in accordance with the terms and conditions of this Agreement.

Section 3.2 Capital Contributions of the Members.

3.2.1 Initial Capital Contributions. Each of the Members admitted to the Company as of the Effective Date shall have contributed, or shall contribute, cash, property and/or services to the Company as set forth on Schedule 1 attached hereto and hereby made a part of this Agreement. Such cash, property and/or services shall be each such Member’s Initial Capital Contribution. Upon making its Initial Capital Contribution, each Member shall receive the number of Units set forth opposite the name of such Member on Schedule 1 attached hereto, as adjusted from time to time pursuant to the terms of this Agreement.

3.2.2 Committed Additional Capital Contributions.

(a) Each of Intrexon and the Investors (collectively, with individual contributions based on Investor Pro Rata Basis in accordance with such Investor’s Investor Ownership Percentage at the time of the Contribution Request) hereby agrees to make Additional Capital Contributions of up to $25 million in accordance with this Section 3.2.2 as set forth on Schedule 1.

(b) In the event the Board reasonably determines that Additional Capital Contributions are required by the Company for capital expenditures of the Company in accordance with the Project Plan, the Board shall request Additional Capital Contributions from the Members by delivery of a written notice (each, a “Contribution Notice”) to the Members specifying: (i) the aggregate amount of the Additional Capital Contribution required, (ii) the amount of the Additional Capital Contribution required to be contributed by each Member, (iii) the funding and wire instructions, and (iv) the due date for the Additional Capital Contribution. The due date for the Additional Capital Contributions shall not be less than thirty (30) days following the date on which the Contribution Notice is received by a Member.

(c) Each Member shall make its proportionate share of the requested Additional Capital Contribution no later than the date the Additional Capital Contribution is due as specified in the Contribution Notice.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(d) If a Member defaults (“Defaulting Member”) by not making any required Additional Capital Contribution pursuant to this Section 3.2.2 (a “Delinquent Capital Contribution”) on the date specified in a Contribution Notice delivered to such Member pursuant to this Agreement, Company shall give written notice (“Default Notice”) to the Defaulting Member, and the Defaulting Member shall have 15 days from receipt of the Default Notice (a “Cure Period”) within which to cure the default by contributing the entire amount of the Delinquent Capital Contribution. If a Defaulting Member does not cure its failure to make a Delinquent Capital Contribution prior to the expiration of the applicable Cure Period, the Company and the other Members who are not in default (the “Non-Defaulting Members”), in addition to the remedies set forth in Section 11.17, shall have the right and option to purchase all or any portion of the Units owned by the Defaulting Member and its Affiliates, as the case may be, at 100% of the amount of such Defaulting Member’s and its Affiliates’ Initial Capital Contribution (the “Default Purchase Price”) on the terms set forth in this Section 3.2.2(d). Notice of the exercise of the option granted pursuant to this Section 3.2.2(d) shall be given by the Company to the Defaulting Member within 90 days of the date on which Defaulting Member fails to make the Additional Capital Contribution pursuant to this Section 3.2.2.

(e) As between the Company and the Non-Defaulting Members, the Company has the first and prior right to purchase all or any portion of the Units of the Defaulting Member and/or its Affiliates, as the case may be, and the Non-Defaulting Members have the right to purchase all or any portion of the remaining Units of the Defaulting Member and/or its Affiliates, as the case may be, not purchased by the Company on a Pro Rata Basis (excluding the Interest of the Defaulting Member), or as the Non-Defaulting Members may otherwise agree among themselves. Closing of the purchase of a Defaulting Member and its Affiliates Units shall be consummated within ten days following such Defaulting Member’s receipt of such notice from the Company. Defaulting Member and/or its Affiliates, as applicable, shall deliver to the Company or the purchasing Non-Defaulting Members, as applicable, duly executed written instruments of transfer of such Units, in form and substance satisfactory to the transferees, and the Units being free and clear of any Encumbrances, together with any other documents reasonably required to be executed in connection with the contemplated transaction. If the Defaulting Member or its Affiliates, as applicable, fail to deliver the documentation required by this Section 3.2.2(d), from and after the Company’s or the Non-Defaulting Members’ deposit of the Default Purchase Price, the applicable Units shall be deemed for all purposes (including the right to vote, receive payment of distributions and exercise rights under this Agreement) to have been transferred to the purchaser(s) thereof, the Company shall revise Schedule I and the Units registered in the name of the Defaulting Member and its Affiliates, as applicable, shall be deemed to have been canceled and to represent solely a right to receive payment of the Default Purchase Price.

(f) Upon the delivery of the Default Notice, the Defaulting Member’s voting rights and rights under Section 7.9 shall terminate; provided, however, that if the Defaulting Member cures the default as provided in Section 3.2.2(d), then the Defaulting Member’s voting rights and rights under Section 7.9 shall be reinstated.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

3.2.3 No Additional Member Funding and Additional Members. Except for the Additional Capital Contributions required pursuant to Section 3.2.2, no Additional Capital Contributions shall be made by the Members without the approval of the Board; provided that no Member shall be required to make any Additional Capital Contribution without such Member’s consent; provided that upon receipt of such consent, the Board shall give notice to all of the Members notifying them as to the total amount of Additional Capital Contributions needed and the amount to be contributed by each of the Members on the same day on a Pro Rata Basis in accordance with such Member’s Ownership Percentage on such day. The Members acknowledge and agree that the failure of a Member to consent to make an Additional Capital Contribution (a) shall not prohibit the Company from receiving Additional Capital Contributions that are approved by the Board in accordance with the first sentence of this Section 3.2.3 or from issuing new Interests in respect thereof, and (b) in the event that the Company determines to issue new Interests in respect of such Additional Capital Contributions, the Interest of the Member failing to give consent shall be appropriately diluted by the issuance of such new Interests.

Section 3.3 Company Capital.

3.3.1 No Member shall be paid interest on any Capital Contribution.

3.3.2 No Member shall have the right to resign or withdraw all or any part of its Capital Contributions or to demand to receive any return on any portion of its Capital Contributions, except as may be otherwise specifically provided in this Agreement.

3.3.3 Under circumstances involving a return of any Capital Contribution, no Member shall have the right to receive property other than cash, except as specifically provided herein.

3.3.4 Except as otherwise expressly provided in this Agreement, no Member shall have any priority over any other Member as to the return of its Capital Contributions or as to compensation by way of income.

Section 3.4 Liability of Members.

3.4.1 Neither the Company nor any Member shall, by virtue of executing this Agreement, be responsible or liable for any indebtedness, contracts, or obligations of the Company or any other Member incurred or arising either before or after the Effective Date of this Agreement, except to the extent provided in the Act or as to those responsibilities, liabilities, indebtedness, or obligations expressly assumed by the Company or the Member, as the case may be, in writing as of the Effective Date or after the Effective Date pursuant to and as limited by the terms of this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

3.4.2 No Member shall have any liability or obligation to the Company or to the other Members (a) to make Additional Capital Contributions to the Company (except as set forth in Section 3.2.2), (b) to make any loans to the Company, (c) to endorse or guarantee the payment of any loan to the Company, or (d) otherwise to make any payment to or on behalf of the Company, except as expressly set forth in this Agreement.

3.4.3 The Board shall not be liable for the return of all or any portion of the Capital Contributions of any Member.

Section 3.5 Loans by Members or Affiliates. Any Member or any Affiliate of a Member may (but shall not be obligated to) at any time, upon obtaining the consent of the Board, loan money pursuant to commercially reasonable terms and conditions to the Company to finance Company operations, to finance or refinance the assets of the Company, to pay the debts and obligations of the Company, or for any other Company purpose, which loan shall be treated the same as if coming from a third party and the making of such loan shall not affect the Ownership Percentage of any Members. If any Member or an Affiliate of any Member lends funds to the Company, such Member or such Affiliate shall be entitled to receive interest on such loan, at a reasonable interest rate to be agreed upon by such Member or such Affiliate and the Board.

Section 3.6 Reduction of Capital Accounts. Any distribution to a Member, whether pursuant to Section 4.7 or Section 9.2.3, or any other section of this Agreement, shall reduce the amount of such Member’s Capital Account in accordance with Section 3.7, but no adjustment in the number of Units owned by any Member shall be made on account of any such distribution, except as otherwise specifically provided in this Agreement.

Section 3.7 Capital Accounts.

3.7.1 Separate “Capital Accounts” shall be maintained for each Member in the manner required by Section 1.704-1(b)(2)(iv) of the Regulations. To the extent consistent therewith, each Member’s Capital Account shall be equal to the sum of the following:

(a) the amount of any cash and the fair market value of any property (as determined as of the date of the Capital Contribution by the Board) that the Member contributes to the Company (net of liabilities securing the property that the Company is considered to assume or take subject to under Section 752 of the Code); plus

(b) the aggregate Net Profit and items in the nature of income or gain allocated to the Member under Article 4 of this Agreement or other positive adjustment required by the Regulations; minus

(c) the amount of any cash and the fair market value of any property (as determined by the Board pursuant to the most recent third-party valuation of the Company’s assets) distributed to the Member (net of liabilities securing the property that the Member is considered to assume or take subject to under Section 752 of the Code), as of the date of distribution; and minus

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(d) the aggregate Net Loss and items in the nature of deduction or losses allocated to the Member under Article 4 of this Agreement or other negative adjustment required by the Regulations.

3.7.2 The Capital Accounts of the Members shall be adjusted to reflect a revaluation of Company property (as established by the Board) in the manner set forth in Section 1.704-1(b)(2)(iv)(f) of the Regulations as of the following times: (a) the issuance of an Interest by the Company to a Member; (b) the acquisition of an additional Interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (c) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for the redemption of an Interest in the Company; or (d) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members of the Company.

3.7.3 If, pursuant to Sections 1.704-1(b)(2)(iv)(d) or 1.704-1(b)(2)(iv)(f) of the Regulations, Company property is reflected on the books of the Company at a book value that differs from the adjusted tax basis of such property, the Members’ Capital Accounts shall be adjusted in accordance with Section 1.704-1(b)(2)(iv)(g) of the Regulations for allocations of depreciation, and of gain or loss as computed for book purposes, with respect to such property.

3.7.4 In accordance with Section 1.704-1(b)(2)(iv)(d) of the Regulations, if the Company distributes property in kind to Members, the Capital Accounts will be adjusted first to reflect the manner in which any unrealized gain or loss inherent in the property would have been allocated among the Members as if the property had been sold instead for fair market value (as determined as of the date of distribution by the Board pursuant to the most recent third party valuation of the Company’s assets) to the extent not already reflected.

3.7.5 Upon the sale, transfer, assignment or other disposition of an Interest in the Company after the Effective Date, the Capital Account of the transferor Member that is attributable to the transferred Interest will be carried over to the Substituted Member.

3.7.6 The Capital Accounts shall be adjusted as required by Section 1.704-1(b)(2)(iv)(m) of the Regulations upon an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

3.7.7 The foregoing provisions of Section 3.7.6 and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Board shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Company or the Members), are computed in order to comply with such Regulations, the Board may make such modification.

ARTICLE 4

ALLOCATIONS AND DISTRIBUTIONS

Section 4.1 Allocations of Profits and Losses. For each Fiscal Year of the Company, after adjusting each Member’s Capital Account for all Capital Contributions and distributions during such Fiscal Year and all special allocations pursuant to Section 4.4 with respect to such Fiscal Year, all Profits and Losses (other than Profits and Losses specially allocated pursuant to Section 4.4) shall be allocated to the Members’ Capital Accounts in a manner such that, as of the end of such Fiscal Year, the Capital Account of each Member (which may be either a positive or negative balance) shall be equal to (a) the amount which would be distributed to such Member, determined as if the Company were to sell all of its assets for the Gross Asset Value thereof, pay all liabilities allocable to such assets according to their terms (limited, with respect to each nonrecourse liability, to the Gross Asset Value of the assets securing such liability) and distribute the proceeds thereof pursuant to Section 9.6, minus (b) the sum of (i) such Member’s share of Company Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(d) and (g)(3)) and Member Nonrecourse Debt Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(i)) and (ii) the amount, if any, which such Member is obligated to contribute to the capital of the Company as of the last day of such Fiscal Year.

Section 4.2 Loss Limitation. Notwithstanding anything to the contrary in Section 4.1, the amount of items of Company expense and loss allocated pursuant to Section 4.1 to any Member shall not exceed the maximum amount of such items that can be so allocated without causing such Member to have an Adjusted Capital Account Deficit at the end of any taxable year. All such items in excess of the limitation set forth in this Section 4.2 shall be allocated first to Members who would not have an Adjusted Capital Account Deficit, pro rata in proportion to their Capital Account balances as adjusted in accordance with the definition of Adjusted Capital Account Deficit.

Section 4.3 Tax Allocations. Except as provided in Section 4.8, for income tax purposes, Company income, gain, loss, deduction or credit (or any item thereof) for each Fiscal Year shall be allocated to and among the Members in order to reflect the allocations made pursuant to the provisions of this Article 4 for such Fiscal Year (other than allocations of items that are not deductible or are excluded from taxable income).

Section 4.4 Special Allocations. Prior to any allocation of Net Profit or Net Loss pursuant to Section 4.1, the following special allocations shall be made in the following order:

4.4.1 Minimum Gain Chargeback. To the extent required by Section 1.704-2(f) of the Regulations, if there is a net decrease in “partnership minimum gain” (within the meaning of Section 1.704-2(b)(2) of the Regulations) in a Fiscal Year, then each Member will be allocated items of income and gain that Fiscal Year, before any other allocation of Net Profit or Net Loss, equal to that Member’s share of the net decrease in partnership minimum gain.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

4.4.2 Member Minimum Gain Chargeback. If a Member suffers a net decrease in “partner nonrecourse debt minimum gain” (within the meaning of Section 1.704-2(i)(4) of the Regulations) in any Fiscal Year, then that Member will be allocated items of income and gain to the extent required by Section 1.704-2(i)(4) of the Regulations.

4.4.3 Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations, or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), Sections 1.704-1(b)(2)(ii)(d)(5) or Sections 1.704-1(b)(2)(ii)(d)(6), items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the negative Adjusted Capital Account Balance of such Member as quickly as possible, provided that an allocation pursuant to this Section 4.4.3 shall be made if and only to the extent that such Member would have a negative Adjusted Capital Account Balance after all other allocations provided for in this Article have been tentatively made as if this Section 4.4.3 were not in the Agreement.

4.4.4 Nonrecourse Deductions. If there are any “nonrecourse deductions” (within the meaning of Sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations) in a Fiscal Year, then such deductions shall be allocated to the Members pro rata in proportion to their relative aggregate Capital Contributions.

4.4.5 Member Nonrecourse Deductions. If there are any “partner nonrecourse deductions” (within the meaning of Section 1.704-2(i)(1) of the Regulations) in a Fiscal Year, then such deductions will be allocated to the Member who bears the economic risk of loss for the “partner nonrecourse liability” (within the meaning of Section 1.704-2(b)(4) of the Regulations) to which the deductions are attributable.

Section 4.5 Other Allocation Rules. The following rules shall apply for purposes of making tax allocations:

4.5.1 For purposes of determining the Net Profit, Net Loss, or any other items allocable to any period, Net Profit, Net Loss, and any such other items shall be determined on a daily, monthly, or other basis, as selected by the Board using any permissible method under Code Section 706 and the Regulations.

4.5.2 If an amount paid or deemed paid by the Company to a Member (or an Affiliate thereof) as interest, a guaranteed payment, or a payment for property or services, is treated for federal income tax purposes as a distribution to a Member in its capacity as a member for tax purposes and is neither a guaranteed payment under Section 707(c) of the Code nor a payment under Section 707(a) of the Code to a Member not acting in its capacity as a Member, such Member shall be allocated as soon as possible an amount of the Company’s gross income or gain equal to the amount of such payment.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

4.5.3 The Members are aware of the income tax consequences of the allocations made by this Article 4 and hereby agree to be bound by the provisions of this Article 4 in reporting their shares of Company income and loss for income tax purposes.

Section 4.6 704(c) Allocations. Notwithstanding any other provision of this Agreement to the contrary, any gain or loss and any depreciation and cost recovery deductions recognized by the Company for income tax purposes in any Fiscal Year with respect to all or any part of the Company’s property that is required or permitted to be allocated among the Members in accordance with Section 704(c) of the Code and any Regulations promulgated thereunder so as to take into account the variation, if any, between the adjusted tax basis of such property and the initial fair market value of such property at the time of its contribution to the Company shall be allocated to the Members for income tax purposes pursuant to the “traditional method” as defined in Treasury Regulation Section 1.704-3(b). If and when the Capital Accounts of the Members are required to be adjusted pursuant to Regulation Sections 1.704-1(b)(2)(iv)(f) or (g) with respect to a revaluation of any asset of the Company, then subsequent allocations of income, gain, loss, and deduction, including depreciation or deductions for cost recovery with respect to such asset, shall take into account any variation between the then existing adjusted basis of such asset for federal income tax purposes and the agreed value of such asset, as such computations may be required under Sections 704(b) and 704(c) of the Code and Regulation Section 1.704-1(b)(4)(i). Any elections or other decisions relating to such allocations shall be made by the Board in its sole and absolute discretion.

Section 4.7 Distributions. Except as otherwise provided in Section 9.2.3 (regarding Cash Flow from Liquidation), Cash Flow from Operations and Cash Flow from a Capital Event shall be distributed at such times and in such amounts as the Board determines in its sole and absolute discretion as set forth in this Section 4.7.

4.7.1 First, to each Member in accordance with its Unrecovered Capital, until the Unrecovered Capital of each Member is zero; and

4.7.2 Second, to each Member in accordance with its Ownership Percentages.

Section 4.8 Tax Withholding. If the Company withholds or incurs any obligation to pay any amount in respect of taxes (including withholding taxes and any interest, penalties or additions to tax) imposed on income of or distributions made to any Member or former Member, any amount so required to be withheld or paid by the Company with respect to such Person shall be treated for all purposes of this Agreement as if it had been distributed to such Person pursuant to Section 4.7 at the time of such withholding or payment, and the Board shall cause the Company to give prompt written notice to such Person of the date and amount of such deemed distribution. Any withholding taxes withheld pursuant to this Section 4.8 shall be withheld at the maximum applicable statutory rate under the applicable tax law unless the Board shall have received an opinion of counsel or other evidence, satisfactory to the Board in its sole and absolute discretion, to the effect that a lower rate is applicable or that no withholding is applicable.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 4.9 Tax Distributions. Notwithstanding the foregoing provisions of Article 4 and subject to Section 4.10, to the extent such funds are legally available for distribution, the total distributions to a Member for each Fiscal Year (and the 90-day period following such Fiscal Year) shall not be less than such Member’s Tax Liability Amount. To the extent that such minimum distributions requirement increases the amount of distributions beyond the amount to which a Member would be entitled in the absence thereof, the excess portion shall be considered a prepayment of future distributions allocable to such Member; provided that adjustments to any such future distributions to that Member shall not decrease such Member’s aggregate distributions below an amount necessary to meet the Tax Liability Amount for such Member for subsequent Fiscal Years.

Section 4.10 Prohibited Distributions. Notwithstanding anything to the contrary in this Agreement, no distribution shall be made to any Member if, and to the extent that, such distribution would not be permitted under the Act or other applicable law.

ARTICLE 5

ADMINISTRATIVE PROVISIONS; REPORTS

Section 5.1 Books of Account; Information Rights.

5.1.1 At all times during the continuance of the Company, the Board shall keep or cause to be kept true and complete books of account in which shall be entered fully and accurately each transaction of the Company. Such books shall be kept on the basis of the Fiscal Year in accordance with the cash method of accounting, except to the extent prohibited or modified by the Regulations.

5.1.2 Each Member shall be entitled to receive, for so long as such Member holds an Interest in the Company, the following:

(a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company after the date hereof, a copy of the Company’s Financial Statements as of the end of and for such fiscal year, which Financial Statements shall present fairly the financial condition as of such date and results of operations and cash flows for the periods indicated in conformity with GAAP applied on a consistent basis;

(b) prompt notice of any material litigation or material adverse claims or disputes with respect to the Company; provided, however, that the Company may take reasonable steps to preserve the confidentiality and attorney-client privilege with respect to any such litigation, claim or dispute, including withholding such information based on advice of outside counsel or requiring a confidentiality undertaking; and

(c) any material document relating to Company affairs delivered to any other Member of the Company in such Member’s capacity as a Member, subject to a confidentiality undertaking reasonably required by the Company.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 5.2 Availability of Books of Account.

5.2.1 All of the books of account referred to in Section 5.1, together with an executed copy of this Agreement and the Certificate of Formation, and any amendments thereto, shall at all times be maintained at the principal office of the Company, and upon reasonable notice to the Board, shall, subject to Section 11.16, be open to the inspection and examination of the Members or their representatives during reasonable business hours.

5.2.2 Notwithstanding the foregoing, the Members acknowledge and agree that they have no other right to inspect or examine or request to inspect or examine any other documents or information and that the Board may limit the inspection and examination of the Company’s books and records if a Member may be engaged in a competitive enterprise, in which event the Board will make such books and records available to a third party licensed attorney or certified public accountant after execution of a non-disclosure agreement reasonably acceptable to the Board.

Section 5.3 Bank Accounts. All funds of the Company shall be deposited in its name in an account or accounts maintained with a financial institution selected by the Board in its sole and absolute discretion.

Section 5.4 Tax Elections. The Company shall to the extent permissible under applicable law elect to be treated as a “partnership” for state and federal income tax purposes. Except as provided in the immediately preceding sentence, any and all federal, state or local tax elections and decisions for the Company shall be made by the Board in its sole and absolute discretion.

Section 5.5 Designation of Tax Matters Partner. Pursuant to Section 6231(a)(7)(A) of the Code, the Members hereby designate Intrexon as the Company’s “Tax Matters Partner”, who shall serve as such at the expense of the Company with all powers and authority granted to a Tax Matters Partner under the Code and to settle any tax related issues for and on behalf of the Company and its subsidiaries, if any. Each Member shall give prompt notice to the Tax Matters Partner of any and all notices it receives from the Internal Revenue Service concerning the Company, including any notice of audit and any notice of a deficiency in tax concerning the Company’s federal income tax return.

Section 5.6 Independent Accountant. The Company’s independent accountant (“Independent Accountant”) shall at all times be an independent certified public accounting firm selected by the Board with experience in accounting and auditing limited liability companies engaged in similar business to that of the Company.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 5.7 Reporting Compliance. In the event that Intrexon notifies the Company that Intrexon has reasonably concluded, after consultation with its outside advisors, that Intrexon will have to consolidate the Company’s financial statements with its own or otherwise evaluate any accounting or reporting matters pursuant to GAAP or regulatory requirements, for so long as Intrexon reasonably believes that such consolidation or evaluation is necessary, the Company shall comply with the following obligations:

5.7.1 Without limiting the generality of the books of account under Section 5.1 and Section 5.2, the Company shall maintain at its principal place of business or, upon notice to Intrexon, at such other place as the Company shall determine:

(a) a copy of the Company’s federal, state, and local income tax returns and reports, if any; and

(b) minutes of meetings of the Company’s Managers and Members or actions by written consent in lieu thereof, redacted as necessary by the Company to exclude any sensitive or confidential information that Intrexon, by operation of law or contractual stipulation, is not permitted to receive.

5.7.2 The Company shall keep its books and records consistent with GAAP.

5.7.3 Intrexon at its own expense and upon reasonable notice, may examine any information it may reasonably request (including, to the extent the Company has the right to provide such, the work papers of the Company’s internal and Independent Accountants) and make copies of and abstracts from the financial and operating records and books of account of the Company, and discuss the affairs, finances and accounts of the Company with the Company and Independent Accountants of the Company, all at such reasonable times and as often as Intrexon or any agents or representatives of Intrexon may reasonably request. The rights granted pursuant to this Section 5.7.3 are expressly subject to compliance by Intrexon with the safety, security and confidentiality procedures and guidelines of the Company, as such procedures and guidelines may be established from time to time.

5.7.4 As soon as available but no later than 90 days after the end of each Fiscal Year, the Company shall cause to be prepared and Intrexon to be furnished with an audited balance sheet as of the last day of such Fiscal Year and an audited income statement, a statement of Members’ equity and statement of cash flows for the Company for such Fiscal Year and notes associated with each, in each case prepared in accordance with GAAP, together with a report of the Company’s Independent Accountant that such statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position, results of operations and cash flows of the Company.

5.7.5 As soon as available but no later than 45 days after the end of each calendar quarter, the Company shall furnish to Intrexon an unaudited balance sheet as of the last day of such period, and an unaudited income statement, a statement of cash flows and a statement of Members’ equity for the Company for such period, in each case prepared in accordance with GAAP.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

5.7.6 As requested by Intrexon on no more than a quarterly basis, a certificate, executed by an appropriate officer of the Company, certifying on behalf of the Company the following:

(a) The Company maintains accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls that provide assurance that (i) transactions are executed with management’s authorization; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and to maintain accountability for the Company’s consolidated assets; (iii) access to the assets of the Company is permitted only in accordance with management’s authorization; (iv) the reporting of assets of the Company is compared with existing assets at regular intervals; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of accounts, notes and other receivables on a current and timely basis.

(b) The Company maintains controls and procedures to the extent such would be required of a publicly registered company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; any such controls and procedures are effective to ensure that all material information concerning the Company is made known on a timely basis to those individuals responsible for the preparation of any filings that may be required to be made by Intrexon with the Securities Exchange Commission and other public disclosure documents.

5.7.7 The Company shall promptly prepare and furnish to Intrexon any information, whether written or oral, requested by Intrexon that is reasonably necessary for purposes of Intrexon’s ongoing compliance with applicable law.

Section 5.8 Modification of Deadlines. The parties agree that the delivery deadlines in Section 5.7 will be modified to the extent necessary to ensure that such deliverables are provided by the Company no less than 30 days prior to the date necessary for Intrexon to meet any disclosure obligation under rules or regulations to which Intrexon may be or become subject from time to time. Intrexon will provide the Company with notice as promptly as practicable regarding any changes in Intrexon’s disclosure obligations that would require a change in delivery deadlines under this Section 5.8.

ARTICLE 6

MANAGEMENT OF THE COMPANY

Section 6.1 Management of the Company.

6.1.1 Management of the Company by Board. Subject to the provisions of this Agreement, the Business, property and affairs of the Company shall be managed and all powers of the Company shall be exercised by or under the direction of the Board.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.1.2 Designation of Managers.

(a) Number and Election of Managers. The number of Managers constituting the Board shall be fixed at five. The Board initially shall consist of two Persons appointed by Intrexon (the “Intrexon Designees”) and three Persons appointed by the Investors holding at least a majority of the Investor Ownership Percentage (the “Investor Designees”). Intrexon and the Investors shall each retain the right to appoint the number of Manager designees set forth in this Section 6.1.2(a). The initial term for each Manager shall be for two years beginning on the Effective Date, and the Managers shall continue to be elected to two-year terms thereafter. Each Manager shall serve until the earlier of (i) the appointment of such Manager’s successor, (ii) the removal of such Manager in accordance with the terms of this Agreement, (iii) such Manager’s resignation, and (iv) such Manager’s death or Disability. A Manager may, but need not be, a Member.

(b) Resignation. Any Manager may resign at any time by giving written notice to the Members and the remaining Managers. The resignation of any Manager shall take effect upon receipt of that notice or at such later time as shall be specified in the notice. Unless otherwise specified in the notice, the acceptance of the resignation shall not be necessary to make it effective. Upon the resignation of any Manager, the Member(s) who appointed such resigning Manager may appoint a successor.

(c) Disability. A Manager may be removed by the Board upon the determination of the Board of such Manager’s Disability. The determination of Disability of a Manager is to be made in good faith by the Board, with such determination being binding on the Manager and may be set aside by a court or arbitrator only on a showing of bad faith of the Board by clear and convincing evidence. Upon the removal of a Manager for Disability, the Member(s) who appointed such Disabled Manager may appoint a successor.

(d) Removal. Any Manager may be removed at any time and with or without cause only by the Member(s) who appointed such Manager. Upon the removal of any Manager, the Member(s) who appointed such removed Manager may appoint a successor.

(e) Vacancies. Upon the vacancy of any Manager for any reason, the Member(s) who appointed the Manager whose position has been vacated may appoint a successor.

(f) Failure to Designate. In the event any Member entitled to designate a Manager pursuant to this Agreement chooses not to designate a Manager, (i) such Manager position(s) shall remain vacant and (ii) notwithstanding anything to the contrary in this Agreement, in the case of Intrexon, the existing Intrexon Designee(s) shall have the right to cast votes or grant consents for two Managers even if there are less than two Intrexon Designees, and in the case of the Investors, the existing Investor Designees shall have the right to cast votes or grant consents for three Managers even if there are less than three Investor Designees.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(g) Member Actions. Subject to Section 6.1.2(a), each of the Members and the Company shall take all action within their respective power (including having their Interest in the Company represented in person or by proxy at all meetings of the Members, voting their Interest, acting by written consent, and using all reasonable efforts to cause any Manager designated by such Member, if any, not to take any action inconsistent with this Agreement) required to cause the Board at all times to consist of the number of Managers set forth in this Section 6.1.2 and to elect the Intrexon Designees and the Investor Designees, if any.

6.1.3 Meetings of the Board.

(a) Meetings of the Board may be called by any Manager. All meetings shall be held upon at least two Business Days written notice (with confirmed receipt). Notice of a meeting need not be given to any Manager who signs a waiver of notice or a consent to holding the meeting (which waiver or consent need not specify the purpose of the meeting) or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior to its commencement, the lack of notice to such Manager. All such waivers, consents and approvals shall be filed with the Company records or made a part of the minutes of the meeting. Meetings of the Board may be held at any place within or without the State of Delaware that has been designated in the notice of the meeting or at such place as may be approved by the Board. Managers may participate in a meeting through use of conference telephone, electronic video screen communication, or other communications equipment, so long as all Managers participating in such meeting can hear one another. Participation in a meeting in such manner constitutes a presence in person at such meeting. The presence of Managers sufficient to approve a matter pursuant to this Agreement constitutes a quorum of the Board for the transaction of business with respect to such matter.

(b) Written Consent. Any action required or permitted to be taken by the Board may be taken by the Board without a meeting if such number of Managers sufficient to approve such action pursuant to the terms of this Agreement consent thereto in writing. Such action by written consent shall have the same force and effect as if taken at a meeting of the Board.

(c) No Required Meetings. The provisions of this Section 6.1.3 govern meetings of the Board if the Managers elect, in their discretion, to hold meetings. However, nothing in this Section 6.1.3 or in this Agreement is intended to require that meetings of Board be held, it being the intent of the Members that meetings of Managers are not required.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.1.4 Power of Board. Notwithstanding anything in the Act to the contrary and except as otherwise specifically set forth in this Agreement, without limiting the generality of Section 6.1.1, the Board (without the consent or approval of any Member) shall have the sole and exclusive right, authority, power and discretion to control, direct, manage and administer the business and affairs of the Company and to do all things necessary to carry on the business and purposes of the Company. The acts of the Board shall bind the Company when carried out within the scope of the Board’s authority and discretion expressly granted hereunder. The Board shall conduct or cause to be conducted the management of the business and affairs of the Company in accordance with and as limited by this Agreement.

6.1.5 Reliance. The Board (without the consent or approval of any Member) is hereby authorized by all Members to execute and deliver on behalf of the Company any and all documents, contracts, certificates, agreements, promissory notes, guarantees, mortgages, deeds, and instruments, and to take any action of any kind and to do anything and everything the Board in its sole and absolute discretion deems necessary or appropriate in order to carry out the Business in accordance with the provisions of this Agreement and applicable law. No Person shall be required to inquire into said authority or discretion of the Board to execute and perform any document on behalf of the Company.

Section 6.2 Powers and Duties of the Board.

6.2.1 Authority. Notwithstanding anything in the Act to the contrary and except as otherwise specifically set forth in this Agreement (including Section 6.2.2) without limiting the generality of the foregoing, the Board (without the consent or approval of any Member) shall have the following rights and powers, which it may exercise in its sole and absolute discretion and at the risk of the Company, to:

(a) change the name of the Company;

(b) administer all matters pertaining to insurance with respect to any asset of the Company;

(c) employ, terminate the employment of, supervise and compensate such persons, firms, corporations or entities for and in connection with the Business as it may deem necessary or desirable;

(d) approve and implement any change, improvements, repairs, alterations or changes or addition to or alteration of any asset of the Company;

(e) acquire, dispose of, mortgage, pledge, encumber, hypothecate or exchange any or all of the assets of the Company (including any such mortgage, pledge, encumbrance or hypothecation containing the usual and customary security clauses);

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(f) use the assets of the Company (including cash on hand) for any purpose and on any terms it sees fit, including repayment of obligations of the Company and the conduct of additional Company operations;

(g) negotiate and execute (on any terms it deems desirable) any contracts, conveyances or other instruments that it considers useful or necessary in connection with the conduct of the Company’s operations or the implementation of its powers under this Agreement;

(h) maintain such insurance for the benefit of the Company and the Members as it deems necessary;

(i) employ and compensate and dismiss from employment any and all employees, agents, independent contractors, brokers, attorneys and accountants;

(j) sell all or any portion of the business or assets of the Company (whether voluntary, by merger or consolidation or otherwise by operation of law);

(k) keep all books of account and other records of the Company;

(l) make expenditures, incur debt or any other obligations it deems necessary to conduct the activities of the Company and to pay all debts and other obligations of the Company;

(m) prepare (or have prepared) and file, or have filed, all tax returns for and on behalf of the Company (but not the tax returns or other reports of the Members) and to pay all taxes, levies, assessments, rents and other impositions applicable to the Company, using its commercially reasonable efforts to pay same before delinquency and prior to the addition thereto of interest or penalties and to undertake when appropriate any action or proceeding seeking to reduce such taxes, assessments, rents or other impositions;

(n) deposit all monies received for or on behalf of the Company at a financial institution as may be selected by the Board in its sole and absolute discretion as a depository for the Company and to invest any excess funds and to disburse and pay all funds on deposit on behalf of and in the name of the Company in such amounts and at such times as the same are required in connection with the Business;

(o) establish the amount of cash reserves to be retained when calculating Cash Flow;

(p) defend, adjust, settle, compromise or pay any claim, obligation, debt, demand, suit, litigation or judgment by or against the Company, and to assert or initiate any claim, suit, litigation or other proceeding against any Person or any federal, state or local government, or agency or official thereof;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(q) make and perform such other agreements and undertakings, as may be necessary or advisable to the carrying out of any of the foregoing powers, objects or purposes; and

(r) admit additional Members, issue any additional Interest in the Company and to adjust the Capital Accounts and allocation of Units in accordance with the terms and conditions of this Agreement.

6.2.2 Board Approval Matters. Except as otherwise provided by this Agreement (including this Section 6.2.2), an affirmative vote by a simple majority of the Managers shall be considered the action of the Board. Notwithstanding any other provisions of this Agreement, if at any time the Investors are entitled to appoint a designee to the Board, the Board shall not have authority hereunder to cause the Company or any of its subsidiaries, if any, to engage in the following transactions without first obtaining the affirmative vote of a Super-Majority of the Board:

(a) Terminate, amend or propose, approve, authorize or adopt any termination or amendment to, the Certificate of Formation or the ECC;

(b) Except for Conveyance Triggering Events, redeem, repurchase, retire or otherwise acquire for value any of the equity interests of the Company;

(c) Enter into any agreement or transaction with or for the benefit of (i) a Manager or any officer of the Company or any of its subsidiaries, if any, or (ii) any Member(s), or any of their respective subsidiaries or Affiliates;

(d) Take any action to effect the dissolution, liquidation, merger, consolidation, other business combination or sale of all or substantially all the assets of the Company or any of its subsidiaries, if any, or enter into any agreement contemplating any of the foregoing;

(e) File a petition under the laws of the United States of America or any other insolvency law, or admit in writing its bankruptcy, insolvency or general inability to pay its debts;

(f) Appoint a liquidator of the Company in the event of the dissolution of the Company;

(g) Except as provided in Section 3.2.2 and subject to Section 3.2.3, require any mandatory Additional Capital Contributions;

(h) Dispose of, or assign ownership rights to any Person, any assets of the Company for any purpose other than the Business; or

(i) Agree to do any of the foregoing.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.2.3 Business and Affairs. The Board in its sole and absolute discretion shall conduct or cause to be conducted the management of the Business and affairs of the Company in accordance with this Agreement.

6.2.4 Delegation of Duties.

(a) General. The Board in its sole and absolute discretion may delegate all or any of its duties hereunder to or consult with such other Person or Persons as the Board deems necessary or desirable for the transaction of the Business, and in furtherance of any such delegation or consulting, shall have the right to appoint, employ or contract with and compensate any other Persons, but in such event the Board will not be released from its responsibilities hereunder. Such Persons may (i) under the supervision of the Board, administer or assist in the administration of the routine day-to-day management of the Company and the Business and affairs; (ii) serve as advisors and consultants to the Board in connection with decisions made by the Board, including investment decisions; (iii) act as consultants, accountants, correspondents, attorneys, brokers, escrow agents, or in any other capacity; and (iv) perform such other acts or services for the Company as the Board in its sole and absolute discretion may approve.

(b) Officers. Without limiting the generality of the provisions of Section 6.2.4(a), the Board in its sole and absolute discretion may, from time to time, designate one or more Persons to be officers of the Company (an “Officer”). No Officer need be a resident of the State of Delaware or a Manager. Any Officers so designated shall have such authority and perform such duties as the Board may, from time to time, delegate to them. The Board may assign titles to particular Officers. Unless the Board decides otherwise, if the title is one commonly used for Officers of a business corporation formed under the Act, the assignment of such title shall constitute the delegation to such Officer of the authority and duties that are normally associated with that office, subject to any specific delegation of authority and duties made to such Officer by the Board pursuant to the third sentence of this Section 6.2.4(b). Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. The same Person may hold any number of offices.

(c) Resignation or Removal of Officers. Any Officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the Board. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. The Board may remove any Officer as such, either with or without cause. The Board may fill any vacancy occurring in any office of the Company.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.2.5 No Limitation of Power. The expression of any power or authority of the Board in this Agreement shall not in any way limit or exclude any other power or authority permitted under the Act that is not specifically or expressly set forth in this Agreement.

6.2.6 Partner Taxes. In exercising its authority under this Agreement, the Board shall be under no obligation to take into account the tax consequences to any Member of any action taken (or inaction) by it, and the Board and the Company shall not have liability to a Member under any circumstances as a result of an income tax liability incurred by such Member as a result of an action (or inaction) by the Board pursuant to its authority under this Agreement and consistent with any express provision of this Agreement.

Section 6.3 Liability for Conduct. No Member or Manager or any Affiliate, officer, director, manager or employee thereof, shall be personally liable, responsible or accountable in damages or otherwise to the Company, any third party or to any Member for (a) any error of judgment, (b) any mistake of fact or of law, or (c) any action or omission taken or suffered in connection with the Company, unless, in any such case, a Final Determination is made that such Person is liable for a Culpable Act. Furthermore, no Member or Manager or any Affiliate, officer, director, manager or employee thereof shall be personally liable, responsible or accountable in damages or otherwise to the Company, any third party or to any Member for any act or omission of any agent, consultant or broker of the Company selected, engaged or retained by such Person in good faith.

Section 6.4 Indemnity of Officers and Managers.

6.4.1 Neither the Company nor any Member shall have any claim against any Manager or Officer by reason of any act or omission of such Manager or Officer of the Company (each a “Released Party”), provided that such act or omission did not involve such Released Party’s bad faith, gross negligence, willful misconduct or actual fraud, REGARDLESS OF WHETHER SUCH ACT OR OMISSION CONSTITUTED THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE (WHETHER ACTIVE OR PASSIVE) OF A RELEASED PARTY. Notwithstanding the above, a Released Party shall have no liability hereunder for failing to act if such act required the consent of some or all of the Members and the required consent to such action was not granted. Any amendment, modification or repeal of this Section 6.4.1 or any provision in this Section 6.4.1 shall be prospective only and shall not in any way affect the limitations on a Released Party’s liability to the Company and the Members under this Section 6.4.1 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted.

6.4.2 The Company shall indemnify its Officers, its Managers and its Affiliates, officers, managers and employees and the Company’s employees (an “Indemnified Party,” and collectively, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including reasonable legal fees

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

and expenses), judgments, fines, settlements, and other amounts (each a “Claim”) arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Company as set forth in this Agreement in which an Indemnified Party may be involved, or is threatened to be involved, as a party or otherwise (a “Proceeding”), REGARDLESS OF WHETHER ARISING FROM ANY ACT OR OMISSION WHICH CONSTITUTED THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE (WHETHER ACTIVE OR PASSIVE) OF THE MANAGERS, THE OFFICER, THE AFFILIATE OR THE EMPLOYEE, unless it is established that: (a) the act or omission of such Indemnified Party was material to the matter giving rise to the Proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (b) such Indemnified Party actually received an improper personal benefit in money, property or services; (c) such Indemnified Party did not reasonably believe that it was acting in the best interests of the Company; or (d) in the case of any criminal Proceeding, such Indemnified Party had reasonable cause to believe that the act or omission was unlawful. The termination of any Proceeding by judgment, order or settlement does not create a presumption that an Indemnified Party did not meet the requisite standard of conduct set forth in this Section 6.4.2. The termination of any Proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that an Indemnified Party acted in a manner contrary to that specified in this Section 6.4.2. Any indemnification pursuant to this Section 6.4 shall be made only out of the assets of the Company, including insurance proceeds, if any.

6.4.3 The Company shall reimburse such Indemnified Party on a monthly basis for reasonable expenses incurred by such Indemnified Party who is a party to a Proceeding in advance of the final disposition of the Proceeding upon receipt by the Company of a written affirmation by such Indemnified Party of such Indemnified Party’s good faith belief that the standard of conduct necessary for indemnification by the Company as authorized in this Section 6.4 has been met; provided that such Indemnified Party shall be required to repay to the Company all amounts that have been reimbursed to such Indemnified Party by the Company in the event such Indemnified Party has been determined by a court of competent jurisdiction to not be entitled to indemnification under Section 6.4.2.

6.4.4 The Company shall indemnify each Indemnified Party from and against all Claims arising from or related to appearing as a witness, or other participation, in a Proceeding that involves, relates to, or affects the Company.

6.4.5 The indemnification provided by this Section 6.4 shall be in addition to any other rights to which an Indemnified Party may be entitled under any agreement, as a matter of law or otherwise.

6.4.6 The Company may purchase and maintain insurance on behalf of its Managers, an Officer or an employee, as the Board shall determine, against any liability that may be asserted against or expenses that may be incurred by a Manager, an Officer or an employee in connection with the Company’s activities, regardless of whether the Company would have the power to indemnify a Manager, an Officer or an employee against such liability under the provisions of this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.4.7 In no event may any Indemnified Party subject the Members to personal liability by reason of the indemnification provisions set forth in this Agreement.

6.4.8 No Indemnified Party shall be denied indemnification in whole or in part under this Section 6.4 because such Indemnified Party had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

6.4.9 The provisions of this Section 6.4 are for the benefit of any Indemnified Party and their respective successors and assigns, and shall not be deemed to create any rights for the benefit of any other Persons.

Section 6.5 Duties of Managers and Members.

6.5.1 To the fullest extent permitted by the Act, a Person, in performing his duties and obligations as a Manager under this Agreement, shall be entitled to act or omit to act at the direction of the Member(s) that designated such Person to serve on the Board, considering only such factors, including the separate interests of the designating Member(s), as such Manager or Member(s) choose to consider, provided, however, that the Managers shall owe fiduciary duties to the Company and its Members to the same extent as the fiduciary duties owed by members of the board of directors and officers of a Delaware corporation to the corporation and its stockholders, and nothing in this Agreement is intended to limit such fiduciary or other similar duty, to the extent such exists under the Act or any other applicable law, rule or regulation on the part of such Manager or Member(s) to the Company or any other Manager or Member.

6.5.2 The Members (in their own names and in the name and on behalf of the Company) hereby:

(a) agree that the terms of this Section 6.5 to the extent that they modify or limit a duty or other obligation, if any, (other than fiduciary duties) that a Manager may have to the Company or any another Member under the Act or other applicable law, rule or regulation, are reasonable in form, scope and content; and the terms of this Section 6.5 shall control to the fullest extent possible if it is in conflict with a duty (other than fiduciary duties), if any, that a Manager may have to the Company or another Member, under the Act or any other applicable law, rule or regulation; and

(b) waive to the fullest extent permitted by the Act, any duty or other obligation, if any, that a Member may have to the Company or another Member, (other than fiduciary duties) pursuant to the Act or any other applicable law, rule or regulation, to the extent necessary to give effect to the terms of this Section 6.5.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.5.3 The Members (in their own names and in the name and on behalf of the Company), acknowledge, affirm and agree that (a) the Members would not be willing to make an investment in the Company, and no person designated by the Members to serve on the Board would be willing to so serve, in the absence of this Section 6.5, and (b) they have reviewed and understand the provisions of Sections 18-1101(b) and (c) and 18-1104 of the Act.

Section 6.6 Other Matters Concerning the Board.

6.6.1 Reliance on Documents. Each Manager and its Affiliates may rely upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document reasonably believed by them to be genuine and to have been signed or presented by the proper party or parties and any act taken or omitted to be taken in reliance upon any such document as so described shall be considered for purposes of this Agreement to have been done or omitted in good faith.

6.6.2 Reliance on Consultants and Advisers. Each Manager and its Affiliates may consult with legal counsel, accountants, real estate industry experts, appraisers, management consultants, investment bankers and other consultants and advisers selected by such Manager or such Person, and any act taken or omitted to be taken in reliance upon and in accordance with the opinion of such consultants and advisers as to matters which the Board or such Person reasonably believes to be within such consultant’s or adviser’s professional or expert competence shall be considered for purposes of this Agreement to have been done or omitted in good faith.

6.6.3 Action Through Attorneys. The Board shall have the right, in respect of any of its powers or obligations hereunder, to act through a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the Board in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the Board hereunder.

6.6.4 Reimbursement for Company Expenses. Notwithstanding any provision of this Agreement to the contrary, the Board may, in its sole discretion, pay all or any portion of Company expenses. Each Manager shall be reimbursed by the Company for any and all reasonable and necessary direct expenses paid by it on behalf of the Company or in connection with the Business.

6.6.5 Independent Activities. Each Manager and any of its Affiliates shall be required to devote only such time to the affairs of the Company as such Manager determines in its sole discretion may be necessary to manage and operate the Company, and each such Person, to the extent not otherwise directed by the Board, shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 7

MEMBERS

Section 7.1 Member Management Rights. Except for those approval rights expressly set forth in this Agreement or as required by the Act, no Member shall have any right to participate in the management of the Company. Notwithstanding the foregoing, if any Member is also an employee or an Officer of the Company, such Person may perform the duties consistent with such status as delegated to such Person by the Board from time-to-time without being deemed to be participating in the management of the Company by virtue of also being a Member.

Section 7.2 Investment Representations by Members.

7.2.1 Investment Intent. Each Member represents and warrants to and agrees with the Company, the Board and all other Members that: (a) it has acquired its Interest for investment purposes only, for its own account (and not for separate accounts administered by it), and it has no present intention of selling, granting a participation in, or otherwise distributing the same; (b) it will not offer, sell, transfer or assign all or any part of its Interest in contravention of this Agreement or the Securities Act or any state or federal law; (c) it has no contract, understanding, agreement or arrangement with any Person to sell, transfer or grant a participation to such Person or any other Person, with respect to any or all of such Interest; (d) it understands that Interests in the Company are not being registered under the Securities Act and are being issued in reliance upon an exemption which is in part predicated on the representations, warranties and agreements made by it in this Section 7.2; (e) it is an “accredited investor” within the meaning of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company (including evaluation of the nature and effects of a performance-based compensation arrangement) and is able to bear the economic risk of such investment; (f) it has consulted its own counsel with respect to its acquisition of the Interests in the Company and it is not relying on the Board for any tax or other advice with respect thereto; and (g) it is able to fend for itself, can bear the economic risk of the investment in the Company, and has adequate means for providing for its current needs and personal contingencies.

7.2.2 Unregistered Interests. Each Member hereby acknowledges that it is aware that its Interest in the Company has not been registered under the Securities Act or under any state securities laws. Each Member further understands and acknowledges that the Company and the other Members are relying upon its representations and warranties contained in this Section 7.2 as the basis for the exemption of the Members’ Interests in the Company from the registration requirements of the Securities Act and under any applicable state securities laws. Each Member further acknowledges that the Company will not and has no obligation to recognize any Transfer of a Member’s Interest to any Person unless and until the provisions of Article 8 hereof have been fully satisfied.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

7.2.3 Adequate Information and Opportunity for Discovery. Each Member has been provided an opportunity for a reasonable time prior to the date hereof to obtain information concerning the offering of the Interests, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. Such Member has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Interests and other matters pertaining to this investment. Such Member has not been furnished with any oral representation or oral information in connection with the offering of the Interests and such Member is not relying on the Company or its Affiliates with respect to economic considerations involved in this investment.

7.2.4 Indemnification. Except as otherwise required by law, each Member shall and hereby agrees to indemnify and save harmless the Company and the other Members from any liability, loss, cost, damage and expense (including, without limitation, the costs of litigation and attorneys’ fees) arising out of, resulting from, or in any way related to the breach of any representation or warranty of such Member set forth in this Section 7.2.

Section 7.3 Additional Representations.

7.3.1 Power and Authority. Each Member has all requisite power and authority (or, with respect to a natural person, legal capacity) to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved and authorized by all necessary action, including, if applicable, corporate action, by or on behalf of such Member. This Agreement has been duly executed and delivered by such Member and constitutes a valid and binding obligation of the Member, enforceable in accordance with its terms, subject to the laws of general application relating to Bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief and equitable remedies. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity, is required by or with respect to such Member in connection with the execution and delivery of this Agreement by such Member, or such Member’s performance of this Agreement, other than in all cases where the failure to obtain such consent, approval, order or authorization, or registration, declaration, or filing would not, individually or in the aggregate reasonably be expected to have a material adverse effect on the ability of such Member to consummate the transactions contemplated hereby.

7.3.2 No Violation. The execution, delivery and performance of this Agreement does not and will not conflict with or result in a violation of the organizational and other governing documents, if any, of each Member, or conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach, impairment or violation of, or constitute a default under (a) any instrument, indenture, lease, mortgage or other agreement or contract to which such Member is a party or to which such Member or any of such Member’s directly held assets or properties may be subject, or (b) any federal, state, local or foreign judgment, writ, decree, order, ordinance, statute, rule or regulation applicable to the Member or the Member’s directly held assets or properties.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 7.4 Exclusivity; Non-Solicitation.

7.4.1 Exclusivity.

(a) Each Member mutually agrees that, under the channel collaboration established by the ECC, it is intended that the Company and Intrexon will be exclusive to each other in the Field (as such term is defined in the ECC). To this end, none of the Members nor any of their respective Affiliates shall make the Intrexon Channel Technology (as such term is defined in the ECC Agreement) or Intrexon Materials (as such term is defined in the ECC Agreement) available to any Third Party (for purposes of this Section 7.4.1 only, as such term is defined in the ECC) for the purpose of developing or Commercializing (as such term is defined in the ECC Agreement) products in the Field or shall utilize any Intrexon IP (as such term is defined in the ECC Agreement) for any purpose outside of the collaboration under the ECC.

(b) Notwithstanding the foregoing, nothing in this Agreement shall prevent Intrexon from practicing or using the Intrexon Materials, Intrexon Channel Technology and Intrexon IP for any purpose, and to grant to Third Parties the right to do the same. Without limiting the generality of the foregoing, the Company and each other Member acknowledges that Intrexon has all rights, in Intrexon’s sole discretion, to make the Intrexon Materials, Intrexon Channel Technology (including any biological materials used in an Biofuels Product (as such term is defined in the ECC)), and Intrexon IP available to Third Party channel partners or collaborators for use in fields outside the Field.

7.4.2 Non-Solicitation of Clients. To further protect the relationships and the respective existing businesses that the Company has developed or will develop with its clients and future clients, as long as any Member listed on Schedule I as of the Effective Date or any of their respective Affiliates is a Member of the Company and during the two-year period immediately following the date on which such Member or any of its Affiliates is no longer a Member, no Member shall, directly or indirectly, without the prior written consent of the Company, solicit, including through third party brokers or agents, induce or attempt to induce any customer or client of the Company to cease doing business with the Company.

7.4.3 Breach. If any Member (as the case may be) breaches the provisions of this Section 7.4 (a “Breaching Member”), the sole and exclusive remedy of the Company and the other non-breaching Member(s) shall be the right and option to purchase all or any portion of the Interest owned by the Breaching Member or their respective Affiliates, as the case may be, at the Initial Capital Contribution amount set forth in Schedule 1. Notice of the exercise of the option granted pursuant to this Section 7.4 is to be given by the Board (at the sole discretion of the Manager(s) not designated by the Breaching

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Member or the Affiliate of the Breaching Member (notwithstanding anything in the contrary to this Agreement)) to the Breaching Member within 60 days of the date on which the Board receives notice of the Breaching Member’s breach of this Section 7.4. As between the Company and the other Members, the Company (at the sole discretion of the Manager(s) not designated by the Breaching Member or the Affiliate of the Breaching Member (notwithstanding anything in the contrary to this Agreement)) has the first and prior right to purchase all or any portion of the Interest, and the other Members have the right to purchase all or any portion of the remaining Interest not purchased by the Company on a Pro Rata Basis, or as the other Members may otherwise agree among themselves. Reasonable Covenant. Each Member and the Company hereby acknowledges and agrees that the covenants contained in this Section 7.4 are reasonable and necessary, in view of the nature of the Company, its business affairs and his knowledge thereof, in order to protect the legitimate interests and good will of the Company and the other Members.

Section 7.5 Withdrawals or Resignations. No Member shall have the right or power to voluntarily withdraw or resign as a Member from the Company and receive any assets until the dissolution of the Company or with respect to assets only, until the Board determines to make a distribution to the Members.

Section 7.6 Transactions between the Company and Members. Subject to Section 3.5 and notwithstanding that it may constitute a conflict of interest, any Member or Manager may, and may cause its Affiliates to, lend money or engage in any transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service, or the establishment of terms of employment) with the Company so long as such transaction is not expressly prohibited by this Agreement and the terms and conditions of such transaction, on an overall basis, are fair and reasonable to the Company. Subject to applicable law, such Member or Manager has the same rights and obligations with respect thereto as a Person who is not a Member or Manager. The Company shall reimburse the reasonable and documented out-of-pocket costs and expenses (including all legal and advisory fees) incurred by each Member or Manager in connection with such Member or Manager providing direct support and management to operations of the Company.

Section 7.7 Remuneration to Members. Except as otherwise specifically provided in this Agreement and in accordance with Section 7.6, no Member (acting solely in the capacity of a Member) is entitled to remuneration for acting in the Business and affairs of the Company.

Section 7.8 Covenant Not to Withdraw, Transfer or Dissolve. Except as otherwise permitted by this Agreement, each Member hereby covenants and agrees not to (a) take any action to file a certificate of dissolution or its equivalent with respect to itself, (b) take any action that would cause a voluntary Bankruptcy of such Member, (c) withdraw or attempt to withdraw from the Company, (d) exercise any power under the Act to dissolve the Company, or (e) petition for judicial dissolution of the Company.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 7.9 Preemptive Rights. In the event that the Board determines that the Company needs additional capital and proposes to sell and issue Additional Units, the provisions of this Section 7.9 shall apply.

7.9.1 The Board shall provide the Members with written notice of its proposal to issue Additional Units (the “Preemptive Rights Notice”), no less than 20 Business Days prior to the proposed date on which the Company shall issue any such Additional Units. The Preemptive Rights Notice shall include (a) the proposed number of the Additional Units and a description of the rights and preferences of such class if such class is other than Units issued as of the Effective Date; (b) the prospective sale price per Additional Unit; and (c) any other proposed terms and conditions of such issuance.

7.9.2 Each Member shall have the right, within 15 Business Days after receipt of such Preemptive Rights Notice (“Preemptive Rights Election Period”), to notify the Board, in writing, of such Member’s election to purchase a pro rata number of such Units, based upon the Ownership Percentage of such Member, on the same price and terms as the Company is offering to other Persons. Electing Members shall purchase such Additional Units within such Preemptive Rights Election Period. A Member may, by written notice to the Company, waive its preemptive right to the extent so provided in such notice.

7.9.3 To the extent that any Member declines to exercise its rights to purchase Additional Units under this Section 7.9, written notice shall be provided by the Board to all other Members who have elected to purchase Additional Units under this Section 7.9 offering to such electing Members the right to purchase, on a Pro Rata Basis, according to this Section 7.9 the Additional Units not purchased by the Members declining to exercise their pre-emptive Rights. Each Member who elects to participate in this purchase of Additional Units pursuant to this Section 7.9.3 may exercise the Preemptive Rights by delivery of a written notice to the Board within five calendar days (the “Extended Rights Period”) after receipt of the written notice described in the first sentence of this Section 7.9.3. The purchase of such Additional Units shall be consummated within such Extended Rights Period.

7.9.4 If the then existing Members have not elected to purchase, and purchased, all of the Additional Units that each is entitled to purchase hereunder within the Preemptive Rights Election Period or the Extended Rights Period, if applicable, the Company may sell and issue, within 90 days after the expiration of such Preemptive Rights Election Period and Extended Rights Period, if applicable, such Additional Units that are not purchased by the existing Members, to any Person on the same price and terms as set forth in the Preemptive Rights Notice, which Person(s) shall become a Member, unless already a Member, upon compliance with the requirements of this Agreement.

7.9.5 If a Member exercises its preemptive right pursuant to this Section 7.9, the amount contributed by such Member in connection therewith, as an Additional Capital Contribution, will be credited to such Member’s Capital Account and Capital Contribution Account.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 8

SALE OR TRANSFER OF INTERESTS

Section 8.1 Disposition and Assignment of Interests. Except as otherwise provided in this Article 8, each Member agrees (a) not to Transfer or permit to be Transferred (voluntarily or involuntarily) any Interest in the Company, except for Permitted Transfers or as otherwise permitted under this Agreement, without the prior written consent of Board and (b) the Transferred Interests shall be subject to such other agreements as may be entered into between the Company and the Members from time to time. Notwithstanding anything herein to the contrary, no Transfer (including any Permitted Transfer) shall be permitted if the Transfer would cause an “ownership change” under Section 382 of the Code, unless approved by the Board.

Section 8.2 Further Restrictions on Transfer of Interests. In addition to other restrictions found in this Agreement and notwithstanding anything to the contrary herein, no Member shall Transfer all or any part of its Interest (a) without compliance with all applicable federal and state securities laws and verifying that any transferee shall be able to make and comply with the representations and warranties in Section 7.2 and Section 7.3 and covenants in Section 7.4, or (b) if such Transfer would cause the number of holders of the Company’s securities to exceed 100 or such other number as may be permitted for purposes of determining that the Company is exempt from the Investment Company Act of 1940, as amended, or for purposes of determining whether the Company is a “publicly traded partnership” within the meaning of Section 7704 of the Code.

Section 8.3 Transfer in Violation of Agreement. To the fullest extent permitted by applicable law, any purported Transfer of any Interests that is not permitted by this Article 8, or that is in violation of such provisions, shall be void and of no force and effect whatsoever and shall not be recognized by the Company, and no distribution of any kind whatsoever nor any distribution pursuant to liquidation or otherwise shall be paid by the Company in respect of such Interests (all rights to receive such distributions being deemed waived), and the voting rights, if any, of such Interests of any matter whatsoever shall be suspended, during the period commencing with such Member’s initial failure to comply with this Article 8 and ending either when the other Members shall have been given a full opportunity to exercise their rights under and in accordance with this Article 8 or when the Board shall agree to terminate such suspension, and to permit such Transfer.

Section 8.4 Right of First Refusal

8.4.1 An Investor (“Transferring Member”) who receives a bona fide offer from a third party and desires to Transfer all (but not less than all) of its Interest to such third party shall first offer to sell to the Company and the other Members all of the Interest that such Transferring Member proposes to Transfer to such third party. Such offer shall be made by an irrevocable written offer (“ROFR Notice”) to the Company and the Members, other than the Transferring Member, to Transfer all of the Interest that the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Transferring Member proposes to Transfer, for the same price and on the same terms that the Transferring Member proposes to Transfer such Interest. Such offer shall also contain a complete description of any transaction in which the Transferring Member proposes to Transfer such Interest to any third party, including the name of the proposed transferee and the consideration for and other terms of the proposed Transfer. If the consideration for such Transfer described in the offer is not cash or publicly traded securities, the offer shall state the value of such consideration.

8.4.2 The Company shall have the first right for 10 days after it receives notification from the Transferring Member to notify the Transferring Member and the other Members of its intent to purchase the Interest of the Transferring Member. In the event the Company declines or agrees to purchase the Interest of the Transferring Member, then the Board shall serve written notice of such decision as soon as the decision has been made, and if the decision is to decline to purchase the Interest, such Interest may be purchased by the other Members. The other Members shall have 30 days after delivery of notification that the Company declined to purchase such Interest within which to advise the Transferring Member whether or not such other Members will purchase such Interest. Each such other Member shall have the right to purchase such portion of the Interest offered for sale as the Units owned by such Member at such time shall bear to the total Units owned by all the Members, excluding the Transferring Member. If any Member does not elect to purchase its full portion of such Interest offered for sale by such 30th day, the remaining Interest may be purchased by the other Members, pro rata, in the same manner (with an additional five Business Days in which to notify the Board and the other Members of such Member’s intent to acquire the available Interest after receiving notice that any other Member does not elect to make a purchase of the Interest in question). If the Company and the Members decline to purchase all of the Transferring Member’s Interest that has been offered pursuant to the ROFR Notice in accordance with this Section 8.4, and the Board consents, which consent shall not be unreasonably withheld (provided, that, by way of example only and without limitation, consent shall be deemed reasonably withheld if the proposed transferee is a competitor, customer or former employee of the Company or any of its subsidiaries), the Transferring Member shall then have 60 days within which to Transfer such Interest to the third party named in the ROFR Notice, upon the terms described in such ROFR Notice. Any Transfer of an Interest to a third party shall be subject to all of the terms and provisions of this Agreement. The third party transferee shall then execute a written supplement to this Agreement and shall be bound by all of the terms and provisions of this Agreement.

Section 8.5 Rights in Connection With a Conveyance Triggering Event.

8.5.1 Conversion of Interests Generally. If the Board enters into an agreement for a Conveyance Triggering Event, the Board shall have the right to compel each of the Members to Transfer its Interests to the transferee of the Interests, in exchange for the same type of consideration, and upon the same terms, to be received by the other transferring Members, for a price equal to the offered value of the Members’ Interests determined as provided in Section 8.10.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

8.5.2 Conversion of Interests Public Offering. If the Company and/or an Affiliate of the Company enters into an agreement for a public offering (whether or not such offering is coupled with a conversion to a different organizational form) pursuant to a registration statement under the Securities Act of any equity interests of the Company and/or any of its Affiliates, then the Board shall have the right to compel each of the Members to convert its Interests into the same type of equity ownership of the Company and/or the Affiliate of the Company that is the subject of such public offering. The Members’ Interests shall be converted into an equivalent offered value of such equity unit of the Company and/or the Affiliate of the Company (or successor entity), as the case may be, on the following basis:

(a) The Interest of each Member and Assignee shall be valued at the offered value of such Interest determined by the Board; and

(b) The offered value of the Interests of the Company shall be the proposed initial public offering price, determined as of a date as close to the effective date of such offering as practicable, but not more than 30 days prior to the effective date of the registration statement for the public offering under the Securities Act or the price offered to be paid by an unrelated third party pursuant to a bona fide offer negotiated by the Board for the sale of all or substantially all of the Interests of the Company to such unrelated third party.

Section 8.6 Bankruptcy of Member. In the event of the Bankruptcy of a Member, and subject to applicable law and any other required court approvals, the Bankrupt Member shall offer in a written instrument to sell all of the Interest of such Bankrupt Member to the Company and the other Members for the price and on the terms and conditions specified in Section 8.10.1 (the “Bankruptcy Notice”). The Company shall have the first right for 10 days after it receives the Bankruptcy Notice from the Bankrupt Member to elect to purchase such Interest and if it notifies the Bankrupt Member and the other Members of its intent to do so within such 10 day period, it shall complete the purchase within 30 days of its receipt of the Bankruptcy Notice. In the event the Company fails to give timely notice of its intent to purchase such Interest of the Bankrupt Member, or fails to complete such purchase timely, the other Members may purchase such Interest. The other Members shall have 30 days after receipt of such notification that the Company declined or failed to purchase such Interest to purchase such portion of the remaining Interest not purchased by the Company, as the Units owned by such Member at such time shall bear to the total Units owned by all the Members, excluding the Bankrupt Member, or as the other Members may otherwise agree among themselves. In the event that the Company and the other Members do not elect to purchase all of such Interest of the Bankrupt Member, the Bankrupt Member (or its legal representative) may proceed to distribute the remaining portion of such Bankrupt Member’s Interest to the successors in interest entitled to receive the same as a result of the Bankrupt Member’s Bankruptcy, so long as (a) such successors in interest provide the Board such documentation as requested by the Board to evidence the rightful ownership interest of that Interest, and (b) the successors in interest execute and deliver a written agreement, in form and substance satisfactory to the Board, that states that the successor in interest is an “Assignee” of that Interest, and agrees to be bound by all of the terms and conditions of this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 8.7 Intrexon Call Right.

8.7.1 If at any time Intrexon enters into one or a series of related transactions pursuant to which a Change of Control would occur, Intrexon shall have the right and option to purchase (a “Call Right”) all and not less than all of the Units owned by each Investor and each Affiliate of such Investor (or its personal representative, as the case may be) (collectively, the “Selling Members”, and all of such Selling Members’ Units, the “Call Units”) in the manner, for the price and on the terms and conditions contained in this Section 8.7. Intrexon shall exercise such option by giving written notice of such exercise (the “Call Option Notice”) to the Selling Members.

8.7.2 Within ten Business Days following the receipt of the Call Option Notice, each Investor shall deliver to Intrexon, or its representative designated in the Call Option Notice, if any, duly executed written instruments of transfer of the Call Units, in form and substance satisfactory to Intrexon, and the Call Units being free and clear of any Encumbrances, together with any other documents reasonably required to be executed in connection with the exercise of the Call Right.

8.7.3 The purchase price (“Purchase Price”) of any Call Unit pursuant to the exercise of a Call Right shall be, subject to adjustment as provided in this Section 8.7, the Fair Market Value of such Call Units.

8.7.4 Any purchase of Call Units pursuant to this Section 8.7 shall be consummated (the “Call Closing”) contemporaneously with the closing of the transaction(s) pursuant to which the Change of Control will occur (the “Call Closing Date”). The Purchase Price with respect to any Call Units purchased by Intrexon shall be paid by wire transfer of immediately available funds to an account designated by each Selling Member (or, in the event that the Selling Member shall fail to timely designate an account to receive such wire transfer, to an escrow account established pursuant to Section 8.7.5). If within 180 days after Intrexon gives the Call Option Notice, the Call Closing Date has not occurred, it shall, if applicable, return to Investors any documents in its possession executed by each Investor in connection with such proposed transaction, and Intrexon shall thereafter be required to re-comply with the provisions of this Section 8.7 if it wishes to require the Investors to sell such Call Units subject to this Section 8.7

8.7.5 In the event Intrexon exercises its Call Right pursuant to this Section 8.7 and in the event a Selling Member fails to designate an account to receive a wire transfer or fails to deliver such Units, in proper form for Transfer, on the Call Closing Date, Intrexon may elect to deposit the cash representing the Purchase Price (minus any escrow fees) with an escrow agent. From and after the deposit of such adjusted Purchase Price, such Units shall be deemed for all purposes (including the right to vote, receive payment of distributions and exercise rights under this Agreement) to have been transferred to the purchaser(s) thereof, the Company shall revise Schedule I, and the Units registered in the name of such Selling Member shall be deemed to have been canceled and to represent solely a right to receive payment of the Purchase Price (minus any escrow fees), without interest, from the escrow account. If the proceeds of sale have not been claimed by such

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Selling Member (by delivery of duly executed written instruments of transfer of such Units, in proper form for transfer) prior to the third anniversary of the Call Closing Date, the escrow deposits, and all interest earned thereon, shall be returned to the respective depositors, and such Selling Member shall look solely to the purchaser(s) for payment of the Purchase Price. The escrow agent shall not be liable for any action or inaction taken by him in good faith.

8.7.6 Upon the delivery of the Call Option Notice, the Selling Member’s respective rights under Section 6.1.2 and Section 7.9 shall terminate; provided, however, that if the Call Closing shall not have occurred on or before the applicable Call Closing Date (other than due to a failure of the Selling Member to comply with its obligations under this Section 8.7), then such Selling Member’s respective rights under Section 6.1.2 and Section 7.9 shall be reinstated.

Section 8.8 Tag-Along Rights.

8.8.1 If Intrexon or any of its Affiliates (as the case may be, a “Transferor”) proposes to sell, transfer, assign or otherwise in any manner dispose (such action, “Sell”) of all and not less than all of the Units owned by it to any Person other than an Affiliate (a “Proposed Purchaser”), then the Transferor will promptly provide each Investor written notice (a “Sale Notice”) of such proposed sale, transfer, assignment or disposition (a “Proposed Sale”) and the material terms of the Proposed Sale as of the date of such Sale Notice, including the aggregate number of Units the Proposed Purchaser is willing to purchase. If within 10 Business Days of the receipt of the Sale Notice, the Transferor receives a written request (a “Sale Request”) to include the Units held, directly or indirectly, by any Investor in the Proposed Sale, such Investor shall have the right to Sell, at the same price, on the same terms and pursuant to the same conditions as the Proposed Sale, up to such number of Units as shall equal the aggregate number of Units proposed to be Sold in such transaction by the Transferor multiplied by a fraction, the numerator of which is the aggregate number of Units owned by such Investor and the denominator of which is the aggregate number of Units owned by the Transferor and its Affiliates and all other Members participating in such transaction. If an Investor wishes to Sell a number of Units that is less than its share as determined pursuant to the preceding sentence, the maximum number of Units such Investor wishes to Sell must be explicitly set forth in the Sale Request. If any such Investor has not accepted the offer contained in the Sale Notice by delivering the Sale Request to the Transferor in the required time, such Investor shall be deemed to have irrevocably waived its rights under this Section 8.8.1 with respect to such Proposed Sale, and the Transferor shall thereafter be free, for a period of 180 days from the date of the Sale Notice, to Sell the Units specified in the Sale Notice upon the same terms and conditions set forth in the Sale Notice. Any Sale Request shall be irrevocable, and once received by the Transferor, such Investor shall be obligated to Sell to the Proposed Purchaser such Investor’s Units in accordance with this Section 8.8.1.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

8.8.2 In connection with the delivery of the Sale Request, an Investor shall deliver to the Transferor duly executed written instruments of transfer of such Units, in form and substance satisfactory to Intrexon, and the Units being free and clear of any Encumbrances, together with any other documents reasonably required to be executed in connection with such sale. If an Investor should fail to so deliver such documents to the Transferor, (a) the Transferor shall have the right to complete the Proposed Sale without regard to the defaulting Investor by substituting additional shares of Transferor’s Units in lieu of the Units that the defaulting Investor would otherwise have sold in such Proposed Sale, and such Investor shall be deemed to have revoked his Sale Request and to have irrevocably waived his rights under this Section 8.8 with respect to such Proposed Sale or (b), if the Transferor does not exercise its right set forth in clause (a) of this sentence, the Company shall cause its books and records to show that such Units are bound by the provisions of this Section 8.8 and that such Units shall be transferred to the transferee identified in the Sale Notice immediately upon surrender for transfer by such holder; provided, however, that the foregoing shall not preclude the Transferor from seeking any remedy to which it may otherwise be entitled as a result of such Investor’s failure to so deliver such certificates.

8.8.3 Units subject to a Sale Request will be included in a Proposed Sale pursuant hereto and to any agreement with the Proposed Purchaser relating thereto, on the same terms and subject to the same conditions applicable to the Units that the Transferor proposes to Sell in the Proposed Sale. Such terms and conditions shall be determined in the sole discretion of the Transferor, and shall include (a) the sale consideration and (b) the provision of information, representations, warranties, covenants and requisite indemnifications; provided, however, that any representations and warranties relating specifically to any Investor shall only be made by that Investor and any indemnification provided by the Investors shall be on a several, not joint, basis and shall be based on the number of Units being sold by each Investor in the Proposed Sale (determined on a fully diluted basis calculated using the treasury method). In addition, each participating Investor shall reimburse the Transferor for its proportionate share (based on consideration received) of the out-of-pocket costs and expenses incurred by the Transferor in connection with any such Proposed Sale.

Section 8.9 Drag-Along Rights.

8.9.1 If at any time Intrexon and/or any of its Affiliates elects to Sell all and not less than all of its Units to any third party (other than an Affiliate) (the “Drag Along Purchaser”) in a bona fide arm’s-length transaction, Intrexon may, at its option, require each, but not less than all, of the other holders of Units to Sell the Drag Percentage (as defined herein) of its Units in such transaction on the same terms and conditions set forth below. “Drag Percentage” means, with respect to a particular sale under this Section 8.9.1, an amount, expressed as a percentage, equal to (i) the number of Units being sold by Intrexon and its Affiliates in such transaction divided by (ii) the aggregate number of Units held by Intrexon and its Affiliates immediately prior to consummation of such sale.

8.9.2 Intrexon shall provide written notice of such sale to the Investors (a “Drag Notice”) and a draft of the agreement pursuant to which such Units are proposed to be transferred. The Drag Notice shall state (a) the name and address of the prospective transferee(s), (b) the material terms and conditions (including price) of the contemplated sale and (c) the expected closing date of the transaction. Each Investor must participate in such sale on the terms and conditions set forth in the Drag Notice.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

8.9.3 Within ten Business Days following the receipt of the Drag Notice, each Investor shall deliver to Intrexon, or its representative designated in the Drag Notice, if any, shall deliver duly executed written instruments of transfer of such Units, in form and substance satisfactory to Intrexon, and the Units being free and clear of any Encumbrances, together with any other documents reasonably required to be executed in connection with such sale. If any such Investor should fail to deliver such documents to Intrexon, the Company shall cause its books and records to show that such Units are subject to the provisions of this Section 8.9 and that such Units shall be transferred to the transferee identified in the Drag Notice immediately upon surrender for transfer by such holder.

8.9.4 Promptly after the consummation of the sale pursuant to this Section 8.9, Intrexon shall give notice thereof to the Investors, shall direct the purchaser to remit to each such Investor who has surrendered its Units the total consideration for the Units of such Investor and, in any event, shall furnish such other evidence of the completion and time of completion of such sale and the terms thereof as may be reasonably requested by such Investor. If within 180 days after Intrexon gives the Drag Notice, the sale has not been completed, it shall, if applicable, return to Investors any documents in its possession executed by each Investor in connection with such proposed transaction, and Intrexon shall thereafter be required to re-comply with the provisions of this Section 8.9 if it wishes to require the Investors to sell such Units in any transaction subject to this Section 8.9.

8.9.5 Units subject to this Section 8.9 will be included in a proposed sale pursuant hereto and be subject to any agreement with the Drag Along Purchaser relating thereto, on the same terms and subject to the same conditions applicable to the Units that Intrexon and/or its Affiliates proposes to Sell in such transaction. Such terms and conditions shall be determined in the sole discretion of Intrexon, and shall include (i) the consideration and (ii) the provision of information, representations, warranties, covenants and requisite indemnifications; provided, however, that any representations and warranties relating specifically to any Investor shall only be made by that Investor and any indemnification provided by the Investors shall be on a several, not joint, basis and shall be based on the number of Units being sold by each Investor in such transaction (determined on a fully diluted basis calculated using the treasury method). In addition, each participating Investor shall reimburse Intrexon for its proportionate share (based on consideration received) of the out-of-pocket costs and expenses incurred by Intrexon in connection with any such transaction.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 8.10 Sales Price and Terms of Sale.

8.10.1 The sales price of each Interest or interest therein to be sold for the price specified in this Section 8.10 shall be the Fair Market Value (as hereinafter defined) of such Interest or interest therein. For purposes of this Section 8.10, “Fair Market Value” shall mean the amount of cash and fair market value of property that would be received by the holder of the Interest or interest therein to be sold hereunder if the assets of the Company were sold for their fair market value as of the date of determination of the Fair Market Value, all debts, liabilities and obligations of the Company were fully paid and satisfied or adequate provision was made therefor, and all remaining assets of the Company were distributed to the Members in accordance with Section 9.2.3. The Person whose Interest or interest therein is to be sold hereunder (the “Seller”) and the Person purchasing such Interest or interest therein (whether one or more, the “Purchaser”) shall attempt to agree on the Fair Market Value of the Interest or interest therein to be sold. If the Purchaser and the Seller are unable to agree on such Fair Market Value within ten 10 days after notice is given by the Purchaser or the Seller requesting such an agreement as to Fair Market Value (the date on which such notice is given being referred to herein as (the “Notice Date”), Fair Market Value shall be determined by a qualified independent appraiser, selected as follows: within 20 days after the Notice Date, the Purchaser shall designate one qualified independent appraiser and the Seller shall designate another qualified independent appraiser. The two qualified independent appraisers shall jointly appoint a third qualified independent appraiser. The third qualified independent appraiser shall determine the Fair Market Value of the Interest or interest therein to be sold as provided herein. The fees and expenses of such third qualified independent appraiser shall be borne equally by the Purchaser and the Seller. Fair Market Value shall be determined as of a date as near as reasonably practicable to the date of the occurrence of the event that results in the sale of the Interest or interest therein hereunder.

8.10.2 At the closing of any sale of an Interest or interest therein to be Transferred on the terms and conditions specified in this Section 8.10, the Seller shall assign and deliver the Interest or interest therein to the Purchaser free and clear of any Encumbrances, together with such documents of Transfer as shall be reasonably requested by the Purchaser, and the Purchaser shall deliver to the Seller the full consideration therefor payable in cash, by wire transfer or other immediately available funds. The Purchaser shall use its commercially reasonable efforts to release the Seller from all personal liability as a guarantor of any Company indebtedness to any third party. Any transfer or similar taxes involved in such sale shall be paid by the Seller, and the Seller shall provide the Purchaser with such evidence of the Seller’s authority to sell hereunder and such tax lien waivers and similar instruments as the Purchaser may reasonably request.

Section 8.11 Rights of an Assignee.

8.11.1 If a Person receives a Transfer of all or a portion of the Interest of a Member, but has not been admitted as a Member of the Company in connection with that particular Transfer in accordance with this Agreement, and if the Company is obligated to recognize that Transfer or chooses to give effect to that Transfer, then the recipient is an “Assignee” of that Interest (and is not a Member with respect to that Interest).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

8.11.2 Unless and until an Assignee becomes a Member of the Company with respect to a particular Transfer, such Assignee shall be entitled, as a result of that Transfer, with respect to such Interest or portion thereof, only:

(a) to be recognized as having become, and appearing in the records of the Company as, a Member, for the purpose of allocating Net Profits, Net Losses and other items and receiving Cash Flow distributable under this Agreement, and

(b) to the extent required by the Act, to obtain reasonable access to the books and records of the Company.

8.11.3 If the Members are required to make an Additional Capital Contribution to the Company at any time while there is an Interest held by an Assignee, the Member who assigned its Interest in the Company and such Assignee shall be jointly and severally responsible and required to make the Additional Capital Contribution to the Company that relates to such Interest, and if neither does so, the Transferring Member and the Assignee shall be subject to dilution in accordance with Section 3.2.2(d).

8.11.4 The Ownership Percentage associated with any Assignee shall remain subject to dilution and other adjustment as if still held by a Member. A Transfer or proposed Transfer (whether voluntary or involuntary) of an Interest held by an Assignee shall be subject to all of the duties and obligations of a Member under this Agreement, the Certificate of Formation and applicable law, including the provisions of Article 3, Section 6.3, Section 8.1, Section 8.2, Section 8.5, Section 8.6, Section 8.7, Section 8.8, Section 8.9, Article 11 and Article 12 of this Agreement to the same extent as if the Transfer were being made or proposed with respect to an Interest held by a Member.

(a) The Interest held by an Assignee shall not entitle the transferring Member, the Assignee, or any other Person to a vote, and shall not be considered in any Company voting requirements (for example, in any vote of the Members, the quorum determination and vote shall be taken as if that Interest was not outstanding).

(b) Except as set forth in this Section 8.4, no Assignee shall (unless admitted as a Member with respect to that Interest) be construed as a Member for any reason.

(c) An Interest that has been Transferred (regardless of whether the Transfer is to an Assignee or to a Member) may be subject to being purchased by the Company or other Members as expressly set forth in this Agreement.

Section 8.12 Transferee.

8.12.1 The Company shall not recognize for any purpose any purported Transfer of any fraction of the Interest of a Member unless (a) the provisions of this Article 8 have been satisfied; (b) all costs of such Transfer have been paid by the assigning Member; (c) such Transfer is exempt from registration under the Securities Act and any other

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

applicable state or federal securities laws and regulations; (d) such Transfer will not have any adverse tax consequences to the Company or any Member that is not a party to such Transfer; (e) there is delivered to the Board, upon request of the Board, an opinion of counsel acceptable to the Board with respect to such securities exemption and lack of adverse tax consequences; and (f) there is filed with the Company a written and dated notification of such Transfer, in form satisfactory to the Board, executed by both the Seller, assignor or transferor and the Purchaser, assignee or transferee and such notification (i) contains the acceptance by the Purchaser, assignee or transferee of any agreement to be bound by all the terms and provisions of this Agreement (such document substantially in the form of the Acceptance of Limited Liability Company Agreement set forth in Exhibit B); and (ii) represents that such Transfer was made in accordance with all applicable securities laws and regulations (including suitability standards). Any Transfer shall be recognized by the Company as effective on the date of such notification if the date of such notification is within 15 days of the date on which such notification is filed with the Company, and otherwise shall be recognized as effective on the date such notification is filed with the Company.

8.12.2 Any Member who Transfers all of its Interest shall cease to be a Member.

8.12.3 A Person who is the Purchaser, assignee or transferee of all or any fraction of the Interest, but does not become a Substituted Member, and desires to make a further Transfer of such Interest, shall be subject to all the provisions of this Article 8 to the same extent and in the same manner as any Member desiring to Transfer its Interest.

Section 8.13 Substituted Member.

8.13.1 No Member shall have the right to substitute in its place a purchaser, assignee, transferee, donee, heir, legatee or other recipient of all or any portion of the Interest of such Member. Any such Purchaser, assignee, transferee, donee, legatee, distributee or other recipient of an Interest shall be admitted to the Company as a Substituted Member only with the consent of the Board, which consent may be granted or withheld by the Board in its sole discretion.

8.13.2 No Person shall become a Substituted Member until such Person has satisfied the requirements of this Article 8 and until that time shall be deemed to be an Assignee.

Section 8.14 Basis Adjustment. Upon the Transfer of all or part of an Interest in the Company, at the request of the transferee of such Interest, the Board may, but shall not be required to, cause the Company to elect, pursuant to Section 754 of the Code, to adjust the basis of the Company properties as provided in Section 734 and 743 of the Code. The Company may require the requesting transferee to bear all of the accounting and administrative costs as a condition to its consent.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 9

DISSOLUTION AND LIQUIDATION

Section 9.1 Causes of Dissolution and Termination. Except as set forth in this Article 9, no Member shall have the right to dissolve, terminate or liquidate the Company except as provided in this Agreement, and no Member at any time shall have the right to petition or to take any action to subject the Company’s assets or any part thereof to the authority of any court of Bankruptcy, insolvency, receivership or similar proceeding. No Member shall seek a decree of dissolution under Section 18-802 of the Act.

Section 9.2 Voluntary Dissolution. Prior to the expiration of the term, the Company shall be dissolved upon:

9.2.1 Unanimous consent of the Members;

9.2.2 The entry of a decree of judicial dissolution; or

9.2.3 The sale of substantially all the assets of the Company and the distribution to the Members of all proceeds from such sale.

Section 9.3 Involuntary Dissolution. The Company shall not be dissolved upon the occurrence of the following:

9.3.1 The Bankruptcy or dissolution of a Member; or

9.3.2 Any other event specified by the Act that terminates the continued membership in the Company of a Member.

Section 9.4 Reformation of Company. If, notwithstanding the provisions of Section 9.3, the Company is deemed involuntarily dissolved by operation of law as a result of the occurrence of any of the events enumerated in Section 9.3, the Company shall not be dissolved if a majority in Interest of the remaining Members not responsible for the occurrence of such event, within 90 days after the date of any of such events, elect to continue the business of the Company, in a reconstituted form.

Section 9.5 Liquidation Procedures. Upon the dissolution of the Company in accordance with the provisions of Section 9.2 or Section 9.3, the Company shall be liquidated in accordance with the following procedures:

9.5.1 Winding Up. Upon dissolution of the Company pursuant to Section 9.1 hereof, the Company shall immediately commence to wind up its affairs and the Company shall proceed with reasonable promptness to liquidate the business of the Company and (at least to the extent necessary to pay any debts and liabilities of the Company) to convert the Company’s assets into cash. A reasonable time shall be allowed for the orderly liquidation of the business and assets of the Company in order to reduce any risk of loss that might otherwise be attendant upon such liquidation.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

9.5.2 Management Rights During Winding Up. During the period of the winding up of the affairs of the Company, the Board shall manage the Company and shall make all decisions relating to the conduct of any business or operations during the winding up period and to the sale or other disposition of the assets of the Company.

9.5.3 Liquidating Trustee. The Board may approve a Person who shall conduct such winding up and termination of the business and affairs of the Company and shall act as Liquidating Trustee of the Company.

9.5.4 Form of Distributions. The Board or Liquidating Trustee (as the case may be) shall determine whether the liquidating distributions shall be entirely in cash or in whole or in part a distribution of the Company’s assets in kind.

Section 9.6 Distributions in Liquidation. The Company shall apply or distribute Cash Flow from Liquidation in the following manner and in the following order of priority:

9.6.1 In payment of debts and obligations of the Company owed to third parties, which shall include any Member as the holder of any secured loan and to the expenses of liquidation in the order of priority as provided by law; then

9.6.2 To the setting up of any reserves which the Board may deem necessary for any contingent or unforeseen liabilities or obligations of the Company; then

9.6.3 In payment of any debts or obligations of the Company to any Manager, including any non-reimbursed Company expenses; then

9.6.4 In payment of any accrued but unpaid interest on, and then in payment of the unpaid principal balance, if any, of any and all loans made by any Member to the Company in accordance with this Agreement; then

9.6.5 To the Members in accordance with Section 4.7.

Net Losses attributable to the expenditure of funds held under the reserve in Section 9.6.2 shall be allocated to each Member to the extent such expenditure will reduce the amount of cash eventually distributed to each Member.

Section 9.7 Distributions In Kind. The Board shall use its best efforts to dispose of the assets of the Company so that the liquidating distributions in this Section 9.6 may be made to the Members in cash; provided, however, that, at the time of the termination of the Company, the Board may determine, in its sole discretion, that certain assets owned by the Company in the form of work in progress, notes, deeds to secure debt, real property or other non-cash assets, if any, shall be distributed in kind to the Members, in lieu of cash, proportionately to their right to receive the assets of the Company on an equitable basis reflecting the then fair market value of the assets so distributed, which fair market value shall be determined as of the date of such distribution by an appraisal from an experienced third-party appraiser engaged by the Board. Each Member’s Capital Account shall be charged or credited, as the case may be, as if each asset distributed in kind had been sold for cash at fair market value and the Net Gain or Net Loss recognized thereby had been allocated to and among the Members in accordance with Article 4.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 9.8 Date of Termination. When the Company’s cash and assets have been substantially applied and distributed in accordance with the provisions of Section 9.6 and subject to the time limitation set forth in Section 9.5.1, the Board shall file with the Delaware Secretary of State a certificate of cancellation of the Certificate of Formation and the Company shall be terminated. The establishment of any reserves in accordance with the provisions of Section 9.6 hereof nor the holding of any other property which the Company is actively seeking to liquidate shall not have the effect of extending the term of the Company to the extent permitted under the Act, but any unexpended reserve amount or proceeds obtained upon the final liquidation of other property shall be distributed in the order and priority provided in such Section upon expiration of the period of such reserves or the closing of the liquidation of the property and the provision for any claims that may arise therefrom.

ARTICLE 10

AMENDMENT OF AGREEMENT; MEETINGS

Section 10.1 Amendments.

10.1.1 Power to Amend. Notwithstanding anything in the Act or this Agreement to the contrary, the Board shall have the power, without the consent of the Members, to amend this Agreement or the Certificate of Formation as may be required to facilitate or implement any of the following purposes to:

(a) add to the obligations of the Board or surrender any right or power granted to the Board or any Affiliate of the Members designating the members of the Board for the benefit of the Members;

(b) reflect the admission, substitution, termination, or withdrawal of Members in accordance with this Agreement;

(c) reflect a change that does not adversely affect the Members;

(d) satisfy any requirement, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency, any order of any court of competent jurisdiction, any opinion of any relevant court interpreting a statute or other law, or contained in any federal or state statute; and

(e) amend the provisions of the Agreement relating to the allocation of profits or losses or items thereof (including nontaxable receipts and nondeductible expenditures) or credits among Members if the Company is advised by its independent certified public accountants or legal counsel that it is likely that such allocations would not be respected for federal income tax purposes, provided that such amendments to the maximum extent possible shall not alter the rights of Members to receive distributions as provided in the Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

10.1.2 Consent of Members Required. Except as otherwise provided in Section 10.1.1, neither this Agreement nor the Certificate of Formation shall be amended unless such amendment is adopted by a Super-Majority of the Board and approved by (a) a Super-Majority of Members in the case of (i) any amendment to this Section 10.1 or (ii) any amendment that would be reasonably likely to jeopardize the status of the Company as a limited liability company under federal income tax law; and (b) each Member adversely affected in the case of any amendment that would (i) impose an obligation on any Member to increase or reduce its Capital Contributions, (ii) modify the limited liability of any Member, (iii) further restrict the transferability of all or any part of a Member’s Interest, or (iv) increase the liabilities or obligations, or diminish the rights and protections of, a particular Member or group of Members differently than the other Members.

Section 10.2 Meetings of Members.

10.2.1 General. The Board may call meetings of Members. In addition, the Board shall call a meeting upon the request in writing, or by e-mail if an e-mail address has been provided to the Board, of any Member who has an Ownership Percentage of at least 50% at such time. Such meetings shall be held at the principal office of the Company, or at such other place as may be designated by the Board. Notice of any such meeting shall be given to all Members not less than 10 days or more than 60 days prior to the date of such meeting. The notice shall state the purpose(s) of the meeting. Members may vote in person or by proxy at such meeting.

10.2.2 Actions Without a Meeting. Any action required or permitted to be taken at a meeting of Members may be taken without a meeting upon request by the adoption of a resolution in writing, including by e-mail or other electronic vote conducted according to the procedures set forth in Section 10.2.3, setting forth the action so taken and signed or authenticated by a Super-Majority of Members (or such greater percentage as is expressly required by this Agreement or the Act). Such writing or electronic vote may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a Super-Majority of Members (or such greater percentage as is expressly required by this Agreement). Such writing or electronic vote shall be filed with the Board. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. For the purposes of the actions taken by the Members pursuant to this Section 10.2.2, the Board shall be permitted to participate as part of a Super-Majority of Members, notwithstanding the definition of such term in this Agreement.

10.2.3 Conduct of Electronic Voting. Notwithstanding the attendance of a quorum at a meeting of the Members, and to the extent not prohibited by the Act, voting on resolutions properly brought before any meeting may be taken at such meeting, or if the resolution so provides, may be made electronically, by either e-mail sent by the Member voting, if there is no reason to believe that such e-mail is not authentic, or by other electronic means, including clicking on a voting button on a secure web site established for such purpose which contains procedures for reasonably authenticating the identity of the Person purporting to submit a vote. If by e-mail, a vote is to be sent to the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Board and each other Member. If by other electronic means, then the Board is to have control over such website and shall tabulate the votes made in such a manner. The period for electronic voting shall be set forth in the resolution to be voted on, but shall open within 24 hours of the question being called, and shall remain open for a minimum of seven days after notice is provided to each Member of the electronic vote to be taken. Any Member not present at the Company meeting at which the question is called shall promptly be given notice of the resolution and the manner in which votes are being taken. As soon as the number of Members required for the passage or defeat of the resolution in question have voted for its passage or defeat, the Board shall then give notice to each Member, and the period for electronic voting shall close approximately 24 hours thereafter at the time set forth in the Board’s notice, even if the seven day window will not yet have expired. An electronic vote may be withdrawn by a Member by notice to the Board, provided such notice (which may be by e-mail notice) occurs before the Board has announced that the number of Members required for the passage or defeat of the resolution in question have voted for its passage or defeat; thereafter, no vote submitted on the question at any time may be withdrawn except upon the sworn affidavit of the Member in question that the vote recorded was not submitted by such Member or pursuant to any clerical authority granted by such Member. Voting on any question or resolution electronically in accordance with this Agreement shall constitute a waiver of notice of the meeting at which such question was posed or resolution proposed, and shall also constitute a waiver of the use of the validity of electronic voting for such question or resolution, except for the Member using electronic means to clearly and conspicuously assert that the question or resolution may not be properly submitted to an electronic vote, or that the vote is being taken in a manner that is contrary to the Act or this Agreement.

10.2.4 Proxy. Each Member may authorize any Person or Persons to act for him by proxy on all matters in which the Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Member or its attorney-in-fact. For any proxy that must be in writing, this requirement is satisfied if the proxy is by e-mail and a copy of the proxy e-mail is delivered to the proxy holder. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Member executing it.

ARTICLE 11

GENERAL PROVISIONS

Section 11.1 Further Assurances. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as the Board may reasonably deem necessary or advisable to carry out the intent and purpose of this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 11.2 Notices. Unless otherwise specified in this Agreement, all notices, demands, elections, requests or other communications that any party to this Agreement may desire or be required to give hereunder shall be in writing, or by e-mail if an e-mail address has been provided to the Board, and shall be given by hand by depositing the same, or if e-mail a copy of, in the United States mail, first class postage prepaid, certified mail, return receipt requested, or by a recognized overnight courier service providing executed confirmation of delivery, to, with respect to each Member, the address set forth under such Member’s name in Schedule 1 and, with respect to the Board and the Company, to the Company’s registered office address as set forth in Section 2.5 or at such other address as may be designated by the addressee thereof (which in the case of the Company, shall be designated by the Board) upon written notice to all of the Members. All notices given pursuant to this Agreement shall be deemed to have been given (a) if delivered by hand on the date of delivery or on the date delivery was refused by the addressee, (b) if sent by United States mail, three Business Days following deposit of the notice in the mail, (c) if sent by overnight courier or express mail, one Business Day following deposit of the notice with the courier or express mail provider, or (d) if sent by e-mail, one Business Day following the sending of the e-mail, as long as the sender did not receive correspondence attesting to the failure of the electronic delivery.

Section 11.3 Certification of Non-Foreign Status. In order to comply with Section 1445 of the Code and the applicable Regulations thereunder, in the event of the disposition by the Company of a United States real property interest as defined in the Code and Regulations, each Member shall provide to the Company and the Tax Matters Partner, an affidavit stating, under penalties of perjury, (a) the Member’s address, (b) United States taxpayer identification number, and (c) that the Member is not a foreign person as that term is defined in the Code and Regulations. Failure by any Member to provide such affidavit by the date of such disposition shall authorize the Board to withhold 39.6% (or other percentage or amount required by the Code or Regulations) of each such Member’s allocable share of the gain realized by the Company on the disposition.

Section 11.4 Headings and Captions. All headings and captions contained in this Agreement and the table of contents hereto are inserted for convenience only and shall not be deemed a part of this Agreement.

Section 11.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one Agreement. Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

Section 11.6 Arbitration. Any dispute, controversy, difference or claim which may arise between the parties to this Agreement, out of or in relation to or in connection with this Agreement (including arising out of or relating to the validity, construction, interpretation, enforceability, breach, performance, application or termination of this Agreement) shall, subject to Section 11.7, be settled by binding “baseball arbitration” as follows. Any party to this Agreement may refer such issue to arbitration by submitting a written notice of such request to the other parties, with the arbitration to be held in the state mutually agreed by the disputing parties. Promptly following receipt of such notice, the disputing parties shall meet and discuss in good faith and seek to agree on an arbitrator to resolve the issue, which arbitrator shall be neutral

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

and independent of the disputing parties and all of their respective Affiliates, shall have significant experience and expertise in licensing and partnering agreements in the biofuels industry, and shall have some experience in mediating or arbitrating issues relating to such agreements. If the disputing parties cannot agree on a single arbitrator within 15 days of request by a disputing party for arbitration, then each disputing party shall select an arbitrator meeting the foregoing criteria and the two arbitrators so selected shall select within ten days of their appointment a third arbitrator meeting the foregoing criteria. Within 15 days after an arbitrator(s) is selected (in the case of the three-person panel, when the third arbitrator is selected), each disputing party will deliver to both the arbitrator(s) and the other disputing parties a detailed written proposal setting forth its proposed terms for the resolution for the matter at issue (the “Proposed Terms” of such disputing party) and a memorandum (the “Support Memorandum”) in support thereof. The disputing parties will also provide the arbitrator(s) a copy of this Agreement, as it may be amended at such time. Within 15 days after receipt of the other disputing parties’ Proposed Terms and Support Memorandum, each disputing party may submit to the arbitrator(s) (with a copy to the other disputing parties) a response to the other disputing party’s Support Memorandum. No disputing party may have any other communications (either written or oral) with the arbitrator(s) other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Section 11.6; provided that, the arbitrator(s) may convene a hearing if the arbitrator(s) so chooses to ask questions of the disputing parties and hear oral argument and discussion regarding each disputing party’s Proposed Terms. Within 60 days after the arbitrator’s appointment, the arbitrator(s) will select one of the Proposed Terms (without modification) provided by the disputing parties that he or she believes is most consistent with the intention underlying and agreed principles set forth in this Agreement. The decision of the arbitrator(s) shall be final, binding, and unappealable. For clarity, the arbitrator(s) must select as the only method to resolve the matter at issue one of the sets of Proposed Terms, and may not combine elements of both Proposed Terms or award any other relief or take any other action.

Section 11.7 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

11.7.1 This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State, without regard to conflicts of laws principles.

11.7.2 If a dispute, controversy, difference or claim is not resolved pursuant to Section 11.6, all actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the State of Delaware, and the parties to this Agreement hereby irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consent to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties to this Agreement or as specifically provided herein. The parties to this Agreement agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

11.7.3 EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 11.8 Partition. The Members hereby agree that no Member nor any successor-in-interest to any Member shall have the right to have the property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Company partitioned, and each Member, on behalf of himself, his successors, representatives, heirs and assigns, hereby waives any such right.

Section 11.9 Invalidity. In the event that any provision or requirement of this Agreement is in violation of any law or regulation or otherwise found to be invalid or unenforceable in any jurisdiction, (a) such provision or requirement shall not be enforced except to the extent it is not in violation of such laws or regulations or otherwise invalid or unenforceable, (b) the Parties will promptly renegotiate to restore such provision or requirement of this Agreement as near as possible to its original interest and effect, and (c) all other provisions and requirements of this Agreement shall remain in full force and effect.

Section 11.10 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors, executors, administrators, legal representatives, heirs and legal assigns and shall inure to the benefit of the parties hereto and, except as otherwise provided herein, their respective successors, executors, administrators, legal representatives, heirs and legal assigns. No Person other than the parties hereto and their respective successors, executors, administrators, legal representatives, heirs and permitted assigns shall have any rights or claims under this Agreement.

Section 11.11 Entire Agreement. This Agreement, together with the recitals contained herein and Exhibits and Schedules attached hereto, supersedes all prior agreements among the parties with respect to the subject matter hereof and contains the entire agreement among the parties with respect to such subject matter.

Section 11.12 Additional or Substituted Members. If this Agreement shall be amended as a result of adding or substituting a Member, the amendment to this Agreement shall be signed by each Manager and by the Person to be added or substituted and by the assigning Member, if any. In making any amendments, the Board shall prepare and file (or cause to be prepared and filed) for recordation such documents and certificates as shall be required to be prepared and filed.

Section 11.13 No Third Party Beneficiaries. This Agreement is not intended and shall not be construed as granting any rights, benefits or privileges to any Person not a party to this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Section 11.14 Maintenance as a Separate Entity. The Company shall maintain books, records and accounts separate from those of its Affiliates and hold itself out to the public as a legal entity separate and distinct from its Affiliates. The Company shall cause its business to be carried on by the Members pursuant to this Agreement.

Section 11.15 Construction of Agreement. This Agreement and any documents or instruments delivered pursuant hereto shall be construed without regard to the identity of the Person who drafted the various provisions of the same. Further, each Member acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or such other documents and instruments.

Section 11.16 Confidentiality. Subject to applicable legal and regulatory requirements, each Member shall maintain the confidentiality of the existence and contents of this Agreement and each Member’s identity. No Member will reveal such matters to others except (a) as approved by the Board, (b) to its lenders, advisors, counsel, representatives, members, partners, shareholders, officers or directors (collectively, its “Representatives”), or (c) to the extent ordered by a court or required by law; provided, however, that its Representatives shall be informed by the relevant Member of the confidential nature of the contents of this Agreement and such Member shall be responsible for causing such Representatives to comply with the foregoing confidentiality undertaking. No advertisement or other publicity concerning this Agreement will be made or disseminated by any Member without the approval of the Board, which approval will not be unreasonably withheld. Notwithstanding the foregoing provisions of this Section 11.16, each Member and its Representatives may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment or tax structure. Furthermore, each Member acknowledges and agrees that it does not know or have reason to know that its use or disclosure of information related to the tax treatment or tax structure with respect to the offering of Interests or the Company is limited in any other manner for the benefit of any other Person. No announcement or other publicity concerning this Agreement or the Company shall identify the name of any Member without the prior written approval of such Member; provided, however, that nothing in this Agreement shall restrict the Company from disclosing information (i) that is already publicly available, (ii) that may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that the Company will use reasonable efforts to notify the identified Member in advance of such disclosure so as to permit such Member to seek a protective order or otherwise contest such disclosure, and the Company will use reasonable efforts to cooperate with the Member in pursuing any such protective order, (iii) to the extent that the Company reasonably believes it appropriate in order to comply with any requirement of law, (iv) to the Company’s officers, directors, agents, employees, members, partners, controlling persons, auditors or counsel, or (v) to persons from whom releases, consents or approvals are required, or to whom notice is required to be provided, pursuant to this Agreement.

Section 11.17 Additional Default Remedies. In the event of a default by any Member (that is not cured within any applicable cure period), the non-defaulting Members and/or the Company, in addition to the rights and remedies set forth elsewhere in this Agreement, shall have all rights and remedies at law and in equity, including the right to specific performance. In addition, if any Member(s) (or the Company) brings any action to collect an amount due to it hereunder, the prevailing party in such action shall be entitled to all costs incurred therein, including reasonable legal fees.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE 12

POWER OF ATTORNEY

Section 12.1 Company as Attorney-In-Fact. Each Member hereby makes, constitutes, and appoints the Company with full power of substitution and resubstitution, his true and lawful attorney-in-fact for him and in his name, place, and stead and for his use and benefit, to sign, execute, certify, acknowledge, swear to, file, and record: (a) all certificates of limited liability company, amended name or similar certificates, and other certificates and instruments (including counterparts of this Agreement) that the Company may deem necessary or appropriate to be filed by the Company under the laws of the State of Delaware; (b) any and all certificates and forms, including without limitation IRS Form 8832, establishing the tax classification of the Company; (c) any and all amendments or changes to this Agreement and the instruments described in (a), as now or hereafter amended, that the Company may deem necessary or appropriate to effect a change or modification of the Company in accordance with the terms of this Agreement, as provided in Article 10; (d) all certificates of cancellation and other instruments which the Company may deem necessary or appropriate to effect the dissolution and termination of the Company pursuant to the terms of this Agreement; and (e) any other instrument which is now or may hereafter be required by law to be filed on behalf of the Company or is deemed necessary or appropriate by the Company to carry out fully the provisions of this Agreement in accordance with its terms. Each Member authorizes each such attorney-in-fact to take any further action that such attorney-in-fact shall consider necessary or advisable in connection with any of the foregoing, hereby giving each such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite or advisable to be done in connection with the foregoing as fully as such Member might or could do personally, and hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue thereof or hereof.

Section 12.2 Nature as Special Power. The power of attorney granted pursuant to this Article 12:

(a) Is a special power of attorney coupled with an interest and is irrevocable;

(b) May be exercised by any such attorney-in-fact by listing the Members executing any agreement, certificate, instrument, or other document with the single signature of any such attorney-in-fact acting as attorney-in-fact for such Members; and

(c) Shall survive the death, disability, legal incapacity, bankruptcy, insolvency, dissolution, or cessation of existence of a Member and shall survive the delivery of an assignment by a Member of the whole or a portion of his Interests, except that where the assignment is of such Member’s entire Interests and the assignee is admitted as a substituted Member, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution.

[Remainder of this page intentionally left blank. Signature pages follow.]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

/s/ Rick Sterling
Name: Rick Sterling
Title: Manager

MEMBERS INTREXON CORPORATION

/s/ Donald P. Lehr
Name: Donald P. Lehr
Title: Chief Legal Officer

NRM VII HOLDINGS I, LLC

/s/ Randal J. Kirk
Name: Randal J. Kirk
Title: Manager, Third Security, LLC, which is the Manager of Third Security Capital Partners VII, LLC, which is the Manager of NRM VII Holdings I LLC

[Additional signatures on successive pages]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Member:

Name:

    Please print full name of Member (individual or entity)

    * Please indicate if Member is a trust or if the membership interest will be held jointly

Signature:

    Authorized signature(s) of Member

Name & Title:

    Please print name & title of authorized signatory if Member is an entity

[Additional signatures on successive pages]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 1

Member Name and Address for Notice	Capital Contribution	Units of Membership Interest	Additional Capital Commitment
Intrexon Corporation 20374 Seneca Meadow Parkway Germantown, Maryland 20876 Attn: Donald P. Lehr Phone: (301) 556-9809 E-mail: dlehr@intrexon.com	Technology rights valued at $25,000,000	2,500	$25,000,000

NRM VII Holdings I, LLC

c/o Third Security LLC

The Governor Tyler

1881 Grove Avenue

Radford, Virginia 24141

Attn: Milan Tolley, Third Security, LLC

Phone: (540) 633-7932

E-mail: Milan.tolley@thirdsecurity.com

	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

TOTAL	$50,000,000	5,000	$50,000,000

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

Investors

NRM VII Holdings I, LLC

[*****]

[*****]

[*****]

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT B

Acceptance of Limited Liability Company Agreement

INTREXON ENERGY PARTNERS, LLC

Name of Member (full legal name) Member Interest Units
Capital Contribution
Applicant’s Postal Address
Telephone
Facsimile
Taxation Identification number of Applicant
Bank Account Details for distributions	Bank Branch Account Number

•	The representations and warranties set forth in Section 7.2 and Section 7.3 of the Amended and Restated Limited Liability Company Agreement of Intrexon Energy Partners, LLC are hereby incorporated, mutatis mutandis, and Member hereby declares, represents and warrants to the Company, the Tax Matters Partner and each other Members that such representations and warranties are true and correct.

•	Member will provide the Tax Matters Partner with such information as the Tax Matters Partner reasonably requests from time to time with respect to Member’s identity, citizenship, residency, ownership, tax status, business or control so as to permit the Tax Matters Partner to evaluate and comply with any regulatory and tax requirements applicable to the Partnership, provided that any confidential information so provided shall be kept confidential by the Tax Matters Partner and shall not be disclosed to any third party unless required by law or by any court of law or by any regulatory authority.

•	Member hereby authorizes the Tax Matters Partner to disclose to Members (including prospective Members) its name, the balance of its Capital Account, if any, and the number of Units held by Member.

•	Member hereby (a) has all requisite authority to acquire the Interest and (b) accepts and executes this document as a Member pursuant to, and hereby confirms, adopts, and ratifies, and agrees to be bound by all of the terms and provisions of, the Amended and Restated Limited Liability Company Agreement of Intrexon Energy Partners, LLC, which the undersigned acknowledges it has read and understood, and agrees that the Amended and Restated Limited Liability Company Agreement of Intrexon Energy Partners, LLC is binding upon and inures to the benefit of their respective heirs, legatees, devisees, legal representatives, successors and Permitted Transferees.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

THE MEMBER AGREES NOT TO OFFER, SELL, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF, DIRECTLY OR INDIRECTLY, ALL OR ANY PART OF THE INTEREST OR ANY INTEREST THEREIN, EXCEPT IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED FROM TIME TO TIME AND APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR AN EXEMPTION THEREFROM, AND ANY OTHER APPLICABLE SECURITIES LAWS). IN ADDITION, MEMBER FURTHER AGREES THAT MEMBER WILL NOT SELL, TRANSFER OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE INTEREST (OR ANY INTEREST THEREIN) ON AN “ESTABLISHED SECURITIES MARKET”, A “SECONDARY MARKET”, AN OVER-THE-COUNTER MARKET OR THE “SUBSTANTIAL EQUIVALENT THEREOF”, IN EACH CASE WITHIN THE MEANING OF SECTION 7704 OF THE CODE, AS AMENDED, AND THE UNITED STATES TREASURY REGULATIONS PROMULGATED THEREUNDER.

This Acceptance of Limited Liability Company Agreement of Intrexon Energy Partners, LLC and the rights, obligations and relationships of the parties under this Acceptance of Limited Liability Company Agreement of Intrexon Energy Partners, LLC and the Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Words and expressions used in this Acceptance of Limited Liability Company Agreement of Intrexon Energy Partners, LLC shall bear the same meanings as in the Amended and Restated Limited Liability Company Agreement, as amended from time to time.

EXHIBIT B - PAGE 2

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, this Acceptance of Limited Liability Company Agreement of Intrexon Energy Partners, LLC has been executed and delivered as a deed this              day of                     , 20    .

ACKNOWLEDGMENT

State of	§
§
County/Parrish of	§

BEFORE ME, the undersigned authority, did personally appear                                              , who after having established to me his/her identity, did execute the above Acceptance of Limited Liability Company Agreement of Intrexon Energy Partners, LLC for the purposes stated therein.

Notary Public in and for the State of and the County of . Name: My Commission Expires: [Affix Notary Seal, if required by law]

EXHIBIT B - PAGE 3